Exhibit 99.2

Supplemental **Disclosure**

Quarter ended March 31, 2022

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2022

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Supplemental COVID-19 Disclosure	11
Same Property NOI Analysis	12
Capital Expenditures	13
Capitalization, Liquidity & Debt Ratios	14
Debt Obligations	15
Covenant Disclosure	16
Investment Summary
Acquisitions	18
Dispositions	19
Anchor Space Repositioning Summary	20
Outparcel Development Summary	21
Redevelopment Summary	22
Future Redevelopment Opportunities	24
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major MSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com, follow Brixmor on Twitter at https://twitter.com/Brixmor, on Facebook at https://www.facebook.com/Brixmor, on Instagram at https://www.instagram.com/brixmorpropertygroup and on Youtube at https://www.youtube.com/user/Brixmor, and find Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Supplemental Disclosure - Three Months Ended March 31, 2022

GLOSSARY OF TERMS

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases which have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with generally accepted accounting principles in the United States of America (“GAAP”) for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets and (ii) impairment write-downs of certain real estate assets. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense. EBITDA, EBITDAre, Adjusted EBITDA and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount).

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date.

LIBOR	London Interbank Offered Rate.

Local Tenants	Single-state operators with fewer than 20 locations.

Metropolitan Statistical Area ("MSA")
Defined by the United States Office of Management and Budget as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations, including franchise locations; state agencies and government offices.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions, and tenant specific landlord work (base building costs funded through tenant allowances). For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of NOI to net income is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) corporate level expenses (including general and administrative), (ii) lease termination fees, (iii) straight-line rental income, net, (iv) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (v) straight-line ground rent expense.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield
Calculated as the projected incremental NOI as a percentage of the incremental third party costs of a specified project, net of any project specific credits (i.e. lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Represents tenants that are situated on parcels which are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development
Construction of a new freestanding building, separate from the main retail buildings and generally located on the outer edge of a property. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new building.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 1

GLOSSARY OF TERMS

Term	Definition
Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of Same Property NOI to net income is provided on page 12. Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
Three Months Ended 3/31/22
	Total properties in Brixmor Property Group portfolio	380
	Acquired properties excluded from Same Property NOI	(9)
	Additional exclusions	(11)
	Same Property NOI pool	360

In addition, three outparcels acquired in 2022 and 2021 are excluded from the Same Property NOI pool for the three months ended March 31, 2022 and 2021. The balance of the shopping centers where those outparcels exist are included in the Same Property NOI pool. Additional exclusions for the three months ended March 31, 2022 and 2021 include ten properties that were subject to partial dispositions in 2022 and 2021 and one property that was subject to a partial acquisition in 2021.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Straight-line Rent	Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA is useful to investors in measuring its operating performance because the definition excludes items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate, such as interest expense, federal and state taxes, and depreciation and amortization. The Company believes EBITDAre is also useful to investors as it further eliminates disparities in EBITDA due to gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets during the period presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods. The Company believes Adjusted EBITDA, which further eliminates disparities in EBITDAre due to gains and losses on extinguishment of debt and other items that the Company believes are not indicative of the Company’s operating performance, and Cash Adjusted EBITDA, which further eliminates straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense, are also useful to investors in understanding the Company’s operating performance.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its property portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as depreciation and amortization, corporate level expenses (including general and administrative), lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, and straight-line ground rent expense. The Company believes that Same Property NOI is also useful to investors as it further eliminates disparities in NOI due to the acquisition or disposition of properties or the stabilization of completed New Development properties during the periods presented and therefore provides a more consistent metric for comparing the operating performance of the Company’s real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 2

RESULTS OVERVIEW & GUIDANCE
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended
Summary Financial Results	3/31/22	3/31/21
Total revenues (page 6)	$ 298,629	$ 279,746
Net income (page 6)	79,506	52,371
Net income per diluted share (page 6)	0.26	0.18
NOI (page 10)	214,272	200,879
Adjusted EBITDA (page 7)	194,461	183,642
Cash Adjusted EBITDA (page 7)	187,670	180,432
Nareit FFO (page 8)	145,375	130,529
Nareit FFO per diluted share (page 8)	0.49	0.44
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.01)
Dividends declared per share (page 8)	0.240	0.215
Dividend payout ratio (as % of Nareit FFO) (page 8)	49.4%	48.9%

	Three Months Ended
Summary Operating and Financial Ratios	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
NOI margin (page 10)	73.7%	72.3%	74.2%	74.3%	73.0%
Same property NOI performance (page 12) (1)	8.4%	9.7%	14.5%	13.9%	(1.5)%
Fixed charge coverage, current quarter annualized (page 14)	4.1x	3.9x	3.9x	3.8x	3.7x
Fixed charge coverage, trailing twelve months (page 14)	4.0x	3.9x	3.7x	3.5x	3.4x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 14) (2)	6.4x	6.5x	6.2x	6.3x	6.5x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 14) (2)	6.5x	6.5x	6.4x	6.7x	7.0x

Outstanding Classes of Stock	As of 3/31/22	As of 12/31/21	As of 9/30/21	As of 6/30/21	As of 3/31/21
Common shares outstanding (page 14)	299,488	297,210	296,988	296,978	296,946

	Three Months Ended
Summary Acquisitions and Dispositions	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
Aggregate purchase price of acquisitions (page 18)	$ 159,475	$ 191,870	$ —	$ 63,950	$ 3,620
Aggregate sale price of dispositions (page 19)	60,930	116,165	25,532	69,429	33,167
NOI adjustment for acquisitions and dispositions, net (3)	(323)

Summary Portfolio Statistics (4)	As of 3/31/22	As of 12/31/21	As of 9/30/21	As of 6/30/21	As of 3/31/21
Number of properties (page 26)	380	382	386	389	389
Percent billed (page 26)	88.6%	88.7%	88.2%	88.1%	87.8%
Percent leased (page 26)	92.1%	92.0%	91.5%	91.1%	90.8%
ABR PSF (page 26)	$ 15.64	$ 15.42	$ 15.25	$ 15.12	$ 15.05
New lease rent spread (page 29)	35.9%	41.7%	26.3%	19.8%	20.3%
New & renewal lease rent spread (page 29)	18.1%	14.5%	12.3%	10.7%	7.0%
Total - new, renewal & option lease rent spread (page 29)	13.1%	12.8%	10.7%	10.0%	6.7%
Total - new, renewal & option GLA (page 29)	2,307,147	2,866,093	2,770,003	2,275,255	2,130,048

2022 Guidance	Current	Previous (at 2/7/2022)	YTD
Nareit FFO per diluted share	$1.88 - $1.95	$1.86 - $1.95	$0.49
Same property NOI performance	3.0% - 4.5%	2.0% - 4.0%	8.4%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2022

CONSOLIDATED BALANCE SHEETS
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/22	12/31/21
Assets
Real estate
Land	$1,807,111	$1,773,448
Buildings and tenant improvements	8,111,446	8,009,320
Construction in progress	109,512	101,422
Lease intangibles	544,836	544,224
	10,572,905	10,428,414
Accumulated depreciation and amortization	(2,847,814)	(2,813,329)
Real estate, net	7,725,091	7,615,085
Cash and cash equivalents	31,567	296,632
Restricted cash	8,817	1,111
Marketable securities	19,315	20,224
Receivables, net	239,856	234,873
Deferred charges and prepaid expenses, net	144,401	143,503
Real estate assets held for sale	24,398	16,131
Other assets	52,732	49,834
Total assets	$8,246,177	$8,377,393

Liabilities
Debt obligations, net	$5,010,568	$5,164,518
Accounts payable, accrued expenses and other liabilities	461,951	494,529
Total liabilities	5,472,519	5,659,047

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
308,615,244 and 306,337,045 shares issued and 299,488,252 and 297,210,053
shares outstanding	2,995	2,972
Additional paid-in capital	3,269,719	3,231,732
Accumulated other comprehensive loss	(1,722)	(12,674)
Distributions in excess of net income	(497,334)	(503,684)
Total equity	2,773,658	2,718,346
Total liabilities and equity	$8,246,177	$8,377,393

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/22	3/31/21
Revenues
Rental income	$298,362	$276,461
Other revenues	267	3,285
Total revenues	298,629	279,746

Operating expenses
Operating costs	34,796	31,385
Real estate taxes	41,640	42,888
Depreciation and amortization	84,222	83,420
Impairment of real estate assets	4,590	1,467
General and administrative	28,000	24,645
Total operating expenses	193,248	183,805

Other income (expense)
Dividends and interest	75	87
Interest expense	(47,322)	(48,994)
Gain on sale of real estate assets	21,911	5,764
Loss on extinguishment of debt, net	—	(1,197)
Other	(539)	770
Total other expense	(25,875)	(43,570)

Net income	$79,506	$52,371

Net income per common share:
Basic	$0.27	$0.18
Diluted	$0.26	$0.18
Weighted average shares:
Basic	298,528	297,110
Diluted	299,457	297,846

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 6

EBITDA
Unaudited, dollars in thousands

	Three Months Ended
	3/31/22	3/31/21

Net income	$79,506	$52,371
Interest expense	47,322	48,994
Federal and state taxes	699	94
Depreciation and amortization	84,222	83,420
EBITDA	211,749	184,879
Gain on sale of real estate assets	(21,911)	(5,764)
Impairment of real estate assets	4,590	1,467
EBITDAre	$194,428	$180,582

EBITDAre	$194,428	$180,582
Litigation and other non-routine legal expenses	—	1,831
Loss on extinguishment of debt, net	—	1,197
Transaction expenses	33	32
Total adjustments	33	3,060
Adjusted EBITDA	$194,461	$183,642

Adjusted EBITDA	$194,461	$183,642
Straight-line rental income, net (1)	(4,739)	(2,272)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(2,044)	(984)
Straight-line ground rent expense, net (2)	(8)	46
Total adjustments	(6,791)	(3,210)
Cash Adjusted EBITDA	$187,670	$180,432

(1) Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of $0.1 million and $1.6 million during the three months ended March 31, 2022 and 2021, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 7

FUNDS FROM OPERATIONS (FFO)
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/22	3/31/21

Net income	$79,506	$52,371
Depreciation and amortization related to real estate	83,190	82,455
Gain on sale of real estate assets	(21,911)	(5,764)
Impairment of real estate assets	4,590	1,467
Nareit FFO	$145,375	$130,529

Nareit FFO per diluted share	$0.49	$0.44
Weighted average diluted shares outstanding	299,457	297,846

Items that impact FFO comparability
Litigation and other non-routine legal expenses	$—	$(1,831)
Loss on extinguishment of debt, net	—	(1,197)
Transaction expenses	(33)	(32)
Total items that impact FFO comparability	$(33)	$(3,060)
Items that impact FFO comparability, net per share	$(0.00)	$(0.01)

Additional Disclosures
Straight-line rental income, net (1)	$4,739	$2,272
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,044	984
Straight-line ground rent expense, net (2)	8	(46)

Dividends declared per share	$0.240	$0.215
Dividends declared	$71,877	$63,843
Dividend payout ratio (as % of Nareit FFO)	49.4%	48.9%

(1) Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of ($0.1 million) and ($1.6 million) during the three months ended March 31, 2022 and 2021, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL
Unaudited, dollars in thousands

	As of	As of
	3/31/22	12/31/21

Receivables, net
Straight-line rent receivable, net	$143,484	$139,486
Tenant receivables, net	88,558	88,242
Other	7,814	7,145
Total receivables, net	$239,856	$234,873

Deferred charges and prepaid expenses, net
Deferred charges, net	$122,876	$120,831
Prepaid expenses, net	21,525	22,672
Total deferred charges and prepaid expenses, net	$144,401	$143,503

Other assets
Right-of-use asset	$28,374	$29,325
Furniture, fixtures and leasehold improvements, net	15,367	16,129
Other	8,991	4,380
Total other assets	$52,732	$49,834

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$223,741	$252,912
Below market leases, net	88,753	80,942
Dividends payable	74,481	74,420
Lease liability	32,663	33,713
Interest rate swaps	1,304	12,585
Other	41,009	39,957
Total accounts payable, accrued expenses and other liabilities	$461,951	$494,529

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL
Unaudited, dollars in thousands

	Three Months Ended
	3/31/22	3/31/21
Net Operating Income Detail
Base rent	$213,879	$205,587
Expense reimbursements	65,626	63,861
Revenues deemed uncollectible	2,038	(4,337)
Ancillary and other rental income / Other revenues	5,733	7,663
Percentage rents	3,440	2,332
Operating costs	(34,804)	(31,339)
Real estate taxes	(41,640)	(42,888)
Net operating income	$214,272	$200,879

Operating Ratios
NOI margin (NOI / revenues)	73.7%	73.0%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	85.8%	86.0%

Reconciliation of Net Operating Income to Net Income
Net operating income	$214,272	$200,879
Lease termination fees	1,130	1,384
Straight-line rental income, net (1)	4,739	2,272
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,044	984
Straight-line ground rent expense, net (2)	8	(46)
Depreciation and amortization	(84,222)	(83,420)
Impairment of real estate assets	(4,590)	(1,467)
General and administrative	(28,000)	(24,645)
Total other expense	(25,875)	(43,570)
Net income	$79,506	$52,371

Supplemental Statement of Operations Detail
Rental income
Base rent	$213,879	$205,587
Expense reimbursements	65,626	63,861
Revenues deemed uncollectible	2,038	(4,337)
Lease termination fees	1,130	1,384
Straight-line rental income, net (1)	4,739	2,272
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,044	984
Ancillary and other rental income	5,466	4,378
Percentage rents	3,440	2,332
Total rental income	$298,362	$276,461

Other revenues	$267	$3,285

Interest expense
Note interest	$42,908	$43,597
Unsecured credit facility and term loan interest	4,041	5,172
Capitalized interest	(677)	(931)
Deferred financing cost amortization	1,766	1,881
Debt premium and discount accretion, net	(716)	(725)
Total interest expense	$47,322	$48,994

Other
Federal and state taxes	$699	$94
Other	(160)	(864)
Total other	$539	$(770)

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,216	$3,753
Capitalized leasing legal costs (3)	1,529	437
Capitalized leasing commission costs	1,872	1,106
Equity compensation expense, net	4,315	2,592

(1) Includes straight-line rental income reversals and re-establishments associated with the conversion of tenants between the cash and accrual bases of accounting of ($0.1 million) and ($1.6 million) during the three months ended March 31, 2022 and 2021, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 10

SUPPLEMENTAL COVID-19 DISCLOSURE
Unaudited, dollars in thousands

Revenues Deemed Uncollectible Information - Three Months Ended 3/31/22

Revenues deemed uncollectible - base rent (1)(2)			$(3,691)
Adjustments for out-of-period cash received - base rent (3)			4,975
Adjustments for out-of-period cash received - net expense reimbursements			3,003
Adjustments for out-of-period additional reserves/abatements (4)			540
Revenues deemed uncollectible - net expense reimbursements and other adjustments			(2,789)
Revenues deemed uncollectible (page 10)			$2,038

Reserve Information (5)	Twenty-One Months Ended 12/31/21		Three Months Ended 3/31/22		Twenty-Four Months Ended 3/31/22

Reserves on uncollected base rent
Accrued but uncollected base rent	$41,680		$6,608		$48,288
Revenues deemed uncollectible - base rent	38,812	93.1%	3,691	55.9%	42,503	88.0%

Reserves on uncollected and unaddressed (under negotiation) base rent
Accrued but uncollected and unaddressed (under negotiation) base rent	$27,132		$6,445		$33,577
Revenues deemed uncollectible - accrued but uncollected and unaddressed (under negotiation) rent adjusted for out-of-period activity	25,310	93.3%	3,570	55.4%	28,880	86.0%

Reserves on deferred base rent
Rent deferrals, net (not lease modifications) adjusted for out-of-period activity	$14,548		$163		$14,711
Revenues deemed uncollectible - rent deferrals (not lease modifications) adjusted for out-of-period activity	13,502	92.8%	121	74.2%	13,623	92.6%

(1) Represents revenues deemed uncollectible recognized on three months ended March 31, 2022 base rent billings.
(2) Includes $3.6 million of revenues deemed uncollectible related to certain tenants on the cash basis of accounting.
(3) Includes $1.8 million and $3.2 million of out-of-period cash received on rent deferrals (not lease modifications) and unaddressed (under negotiation) revenues deemed uncollectible, respectively.
(4) Includes $0.6 million of out-of-period reductions on unaddressed (under negotiation) revenues deemed uncollectible, partially offset by $0.1 million of out-of-period additional reserves on rent deferrals (not lease modifications).
(5) Amounts are as of March 31, 2022 and do not reflect rent deferral or abatement agreements executed or cash collected subsequent to March 31, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 11

SAME PROPERTY NOI ANALYSIS
Unaudited, dollars in thousands

	Three Months Ended
	3/31/22	3/31/21	Change
Same Property NOI Analysis
Number of properties	360	360	—
Percent billed	88.5%	87.7%	0.8%
Percent leased	92.0%	90.8%	1.2%

Revenues
Base rent	$201,784	$194,191
Expense reimbursements	61,867	60,463
Revenues deemed uncollectible	2,103	(4,096)
Ancillary and other rental income / Other revenues	5,622	4,485
Percentage rents	3,259	2,003
	274,635	257,046	6.8%
Operating expenses
Operating costs	(32,895)	(29,553)
Real estate taxes	(39,334)	(40,782)
	(72,229)	(70,335)	2.7%
Same property NOI	$202,406	$186,711	8.4%

NOI margin	73.7%	72.6%
Expense recovery ratio	85.7%	86.0%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution
Base rent - excluding COVID-19 rent deferrals (lease modifications) and rent abatements	$5,260	2.8%
Base rent - COVID-19 rent deferrals (lease modifications) and rent abatements	2,333	1.3%
Revenues deemed uncollectible	6,199	3.3%
Net expense reimbursements	(490)	(0.3)%
Ancillary and other rental income / Other revenues	1,137	0.6%
Percentage rents	1,256	0.7%
		8.4%

Reconciliation of Net Income to Same Property NOI
Same property NOI	$202,406	$186,711
Adjustments:
Non-same property NOI	11,866	14,168
Lease termination fees	1,130	1,384
Straight-line rental income, net	4,739	2,272
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	2,044	984
Straight-line ground rent expense, net	8	(46)
Depreciation and amortization	(84,222)	(83,420)
Impairment of real estate assets	(4,590)	(1,467)
General and administrative	(28,000)	(24,645)
Total other expense	(25,875)	(43,570)
Net income	$79,506	$52,371

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 12

CAPITAL EXPENDITURES
Unaudited, dollars in thousands

	Three Months Ended
	3/31/22	3/31/21
Leasing related:
Tenant improvements and tenant inducements	$17,269	$12,918
External leasing commissions	3,497	2,294
	20,766	15,212

Maintenance capital expenditures	11,057	5,999
Total leasing related and maintenance capital expenditures	$31,823	$21,211

Value-enhancing:
Anchor space repositionings	$6,502	$13,260
Outparcel developments	1,322	1,401
Redevelopments	20,666	23,745
New development	235	214
Other (1)	5,995	879
Total value-enhancing capital expenditures	$34,720	$39,499

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar array installations.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 13

CAPITALIZATION, LIQUIDITY & DEBT RATIOS
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/22	12/31/21
Equity Capitalization:
Common shares outstanding			299,488	297,210
Common share price			$25.81	$25.41
Total equity capitalization			$7,729,785	$7,552,106

Debt:
Revolving credit facility			$95,000	$—
Term loans			300,000	300,000
Unsecured notes			4,618,453	4,868,453
Total principal debt			5,013,453	5,168,453
Add: Net unamortized premium			25,935	26,651
Less: Deferred financing fees			(28,820)	(30,586)
Total debt			5,010,568	5,164,518
Less: Cash, cash equivalents and restricted cash			(40,384)	(297,743)
Net debt			$4,970,184	$4,866,775

Total market capitalization			$12,699,969	$12,418,881

Liquidity:
Cash and cash equivalents and restricted cash			$40,384	$297,743
Available under revolving credit facility (1)			1,154,475	1,249,252
			$1,194,859	$1,546,995

Ratios:
Principal debt to total market capitalization			39.5%	41.6%
Principal debt to total assets, before depreciation			45.2%	46.2%
Unencumbered assets to unsecured debt			2.2x	2.2x
Net principal debt to Adjusted EBITDA, current quarter annualized (2)			6.4x	6.5x
Net principal debt to Adjusted EBITDA, trailing twelve months (2)			6.5x	6.5x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.1x	3.9x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.0x	3.9x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	3.9x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.0x	3.9x

			As of	As of
			3/31/22	12/31/21
Percentage of total debt: (3)
Fixed			98.1%	95.2%
Variable			1.9%	4.8%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			5.5	5.8
Variable			0.9	0.1
Total			5.4	5.5

Credit Ratings & Outlook: (4)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Stable
Standard & Poor's Ratings Services	BBB-	Positive

(1) Funds available under the revolving credit facility are reduced by three outstanding letters of credit totaling $0.5 million.
(2) Net principal debt is as of the end of each specified period.
(3) Includes the impact of the Company's interest rate swap agreements.
(4) As of May 2, 2022.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 14

DEBT OBLIGATIONS
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2022	$—	—
2023	95,000	1.55%
2024	800,000	3.73%
2025	700,000	3.85%
2026	607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
Total Debt Obligations	$5,013,453	3.66%

Net unamortized premium	25,935
Deferred financing costs	(28,820)
Debt Obligations, Net	$5,010,568

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Unsecured Credit Facility
Term Loan Facility - $300,000 (2)	$300,000	3.86%	7/26/24	5.98%

Unsecured Notes
3.65% 2024 Brixmor OP Notes	500,000	3.65%	6/15/24	9.98%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	13.96%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	11.97%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.98%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.98%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	14.96%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	15.96%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.98%
Total Fixed Rate Unsecured Notes	4,618,453	3.69%		92.12%

Total Fixed Rate Debt	$4,918,453	3.70%		98.10%

Variable Rate Debt:
Revolving Credit Facility (LIBOR + 110 basis points)	$95,000	1.55%	2/28/23	1.90%

Total Variable Rate Debt	$95,000	1.55%		1.90%

Total Debt Obligations	$5,013,453	3.66%		100.00%

Net unamortized premium	25,935
Deferred financing costs	(28,820)
Debt Obligations, Net	$5,010,568

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective January 2, 2019, the Term Loan Facility - $300,000 is swapped from one-month LIBOR to a fixed, combined rate of 2.611% (plus a spread of 125 basis points) through July 26, 2024.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 15

COVENANT DISCLOSURE
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/22

I. Aggregate debt test	< 65%	46.3%
Total Debt		5,010,568
Total Assets		10,825,761

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		10,825,761

III. Unencumbered asset ratio	> 150%	216.1%
Total Unencumbered Assets		10,825,761
Unsecured Debt		5,010,568

		Prior Twelve Months		Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	3.9	x	4.1	x
Consolidated EBITDA		763,908		761,420
Annual Debt Service Charge		193,827		187,111

(1) The Company had no secured debt as of March 31, 2022.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, and 2.500% 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/22

I. Leverage ratio	< 60%	38.0%
Total Outstanding Indebtedness		5,013,453
Balance Sheet Cash (1)		39,870
Total Asset Value		13,096,026

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		39,870
Total Asset Value		13,096,026

III. Unsecured leverage ratio	< 60%	38.0%
Total Unsecured Indebtedness		5,013,453
Unrestricted Cash (3)		31,053
Unencumbered Asset Value		13,096,026

IV. Fixed charge coverage ratio	> 1.5x	4.3	x
Total Net Operating Income		850,683
Capital Expenditure Reserve		10,081
Fixed Charges		193,566

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of March 31, 2022.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the unsecured credit facility covenant calculations and definitions of capitalized terms please refer to Amendment No. 1 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 29, 2020 filed as Exhibit 10.1 to Form 8-K, filed with the Securities and Exchange Commission on May 1, 2020.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 16

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2022

ACQUISITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Purchase Date	Purchase Price	GLA / Acres	Percent Leased	ABR PSF (1)	Major Tenants (2)

Three Months Ended March 31, 2022
Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	1/7/22	$85,650	181,819	95.8%	$25.08	Ralphs (Kroger), Cost Plus World Market, HomeGoods, Rite Aid
Land at Cobblestone Village	Jacksonville, FL	1/10/22	1,625	1.2 acres	-	-	-
Arboretum Village	Dallas-Fort Worth-Arlington, TX	1/21/22	46,200	95,354	97.4%	26.42	Tom Thumb (Albertsons), Ace Hardware, PetSmart
Ravinia Plaza	Chicago-Naperville-Elgin, IL-IN-WI	2/24/22	26,000	101,800	81.1%	17.79	Whole Foods Market
			$159,475	378,973 / 1.2 acres

	TOTAL - THREE MONTHS ENDED MARCH 31, 2022		$159,475	378,973 / 1.2 acres

(1) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(2) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 18

DISPOSITIONS
Dollars in thousands, except ABR PSF

Property Name	MSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2022
Conyers Plaza	Atlanta-Sandy Springs-Alpharetta, GA	2/1/22	$25,550	171,374	97.4%	$13.79	JOANN, PetSmart, Value Village
New Garden Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2/18/22	8,800	147,370	95.7%	8.28	Big Lots, Ollie's Bargain Outlet, Planet Fitness
Hub Shopping Center	Kansas City, MO-KS	2/25/22	10,000	160,423	100.0%	6.48	Price Chopper, Dollar Tree, Oak Street Health
Westgate	Dublin, GA	3/18/22	7,200	104,794	93.2%	6.93	Big Lots, Citi Trends, Planet Fitness
East Ridge Crossing	Chattanooga, TN-GA	3/28/22	7,380	58,950	93.9%	10.64	Food Lion (Ahold Delhaize)
Superior Marketplace - Panda Express (4)	Boulder, CO	3/29/22	2,000	2,500	100.0%	39.93	Panda Express
			$60,930	645,411

	TOTAL - THREE MONTHS ENDED MARCH 31, 2022		$60,930	645,411

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 19

.

ANCHOR SPACE REPOSITIONING SUMMARY
Dollars in thousands

	Property Name	MSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2022
1	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA			Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
2	Redford Plaza	Detroit-Warren-Dearborn, MI			Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with junior anchors
3	Preston Ridge	Dallas-Fort Worth-Arlington, TX			Combine former Tuesday Morning and adjacent small shop space for a 14K SF pOpshelf

In Process Projects
4	Lompoc Center	Santa Maria-Santa Barbara, CA			Remerchandise former grocer with a 21K SF ALDI, a 15K SF Boot Barn and an additional junior anchor
5	Aurora Plaza	Denver-Aurora-Lakewood, CO			Combine former Gen-X and Techno Rescue for a 48K SF Chuze Fitness
6	Stone Mountain Festival	Atlanta-Sandy Springs-Alpharetta, GA			Remerchandise former Hobby Lobby with a 35K SF Conn’s Home Plus and a 17K SF Harbor Freight Tools
7	Columbus Center	Columbus, IN			Remerchandise former Big Lots with a 21K SF Burlington Stores and additional small shop space
8	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH			Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and an additional retailer
9	Hampton Village Centre	Detroit-Warren-Dearborn, MI			Remerchandise former Best Buy with a 41K SF grocer and a 5K SF My Salon Suites
10	Hamilton Plaza	Trenton-Princeton, NJ			Remerchandise former Kmart with a 21K SF Grocery Outlet, a 16K SF Rothman Orthopaedic Institute, a 10K SF Dollar Tree and additional retailers
11	Cayuga Mall	Ithaca, NY			Remerchandise former Rite Aid and Party City with a 22K SF ALDI, an 18K SF medical use and additional small shop space
12	Parkway Plaza	New York-Newark-Jersey City, NY-NJ-PA			Combine former Minado Restaurant and Stew Leonard's Wine & Spirits for a 21K SF ALDI
13	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former A&P with a 43K SF grocer and a 14K SF Five Below
14	Garner Towne Square	Raleigh-Cary, NC			Remerchandise former grocer with a 30K SF Lidl, a 15K SF Harbor Freight Tools, and a 3K SF Eggs Up Grill
15	Florence Plaza - Florence Square - Project I	Cincinnati, OH-KY-IN			Rightsize existing T.J.Maxx / HomeGoods combo store to 48K SF to accommodate a 19K SF Sierra Trading Post and additional retailers
16	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD			Remerchandise former Staples with a 10K SF Five Below and additional small shop space

	Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	16	$73,650	$39,000	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS
Projects Stabilized During the Three Months Ended March 31, 2022
1	Springdale - Phase III	Mobile, AL			Remerchandise former Burlington Stores (relocated within center) with a 46K SF Conn's HomePlus, a 27K SF Crunch Fitness, and a 14K SF Fresenius Medical Care
2	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI			Combine several small shop spaces for a 14K SF La-Z-Boy Furniture
3	College Plaza	New York-Newark-Jersey City, NY-NJ-PA			Remerchandise former Bob’s Stores with a 31K SF Wren Kitchens

	Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	3	$12,900	10%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 20

OUTPARCEL DEVELOPMENT SUMMARY
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	MSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2022
1	Highland Village Town Center	Dallas-Fort Worth-Arlington, TX	Construction of a 3K SF HTeaO	Sep-22	$600	$50	14%

	In Process Projects
2	Rose Pavilion	San Francisco-Oakland-Berkeley, CA	Construction of a 2K SF Taco Bell	Sep-22	350	200	16%
3	Market Centre	Elkhart-Goshen, IN	Construction of a 10K SF multi-tenant outparcel, including a 5K SF Panera, a 2K SF GNC and a 1K SF Cricket Wireless	Sep-22	3,050	2,650	9%
4	The Commons at Wolfcreek - Project II	Memphis, TN-MS-AR	Construction of a 2K SF Whataburger	Sep-22	300	100	61%
5	Plaza by the Sea	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Plant Power Fast Food and a 2K SF Handel's Homemade Ice Cream	Dec-22	2,900	2,150	7%
6	Marketplace at Wycliffe (2)	Miami-Fort Lauderdale-Pompano Beach, FL	Construction of a 2K SF KFC	Dec-22	250	200	44%
7	Westgate Plaza	Springfield, MA	Construction of a 20K SF ALDI and 2K SF Popeyes	Dec-22	2,500	1,300	9%
8	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Shake Shack	Dec-22	3,100	2,700	14%
9	Delhi Shopping Center	Cincinnati, OH-KY-IN	Construction of a 1K SF Take 5 Oil Change	Dec-22	50	50	84%
10	Bethel Park Shopping Center	Pittsburgh, PA	Construction of a 2K SF Popeyes	Mar-23	550	50	15%
11	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Jun-23	750	150	16%
12	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill, a 5K SF multi-tenant building and a 2K SF drive thru	Jun-23	5,000	600	9%
13	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-23	4,750	1,750	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$24,150	$11,950	11%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.6 million of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 21

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

IN PROCESS REDEVELOPMENTS
	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2022
1	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer and additional retailers; and shopping center upgrades including the addition of patio areas, façade renovations and parking enhancements	27	Dec-23	$11,200	$500	9%
2	Hillcrest Market Place	Spartanburg, SC	Redevelopment of former Stein Mart with a 25K SF Ross Dress for Less (relocated and rightsized within center) and an 11K SF Five Below; combine former Ross Dress for Less and Office Depot to accommodate a 55K SF Hobby Lobby and additional retail space; remerchandise existing outparcel buildings; construction of multiple outparcel buildings; and shopping center upgrades including landscaping and signage enhancements	38	Mar-24	9,800	1,150	7%
3	The Village at Mableton	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of former Kmart with a 22K SF Ross Dress for Less, a 20K SF dd's Discounts, and additional retailers; Construction of a 1K SF outparcel building with drive-thru; shopping center upgrades including façade renovations and landscaping and signage enhancements	24	Sep-24	16,250	700	9%
4	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Jun-25	27,800	1,300	8%
	In Process Projects
5	Tinley Park Plaza (2)	Chicago-Naperville-Elgin, IL-IN-WI	Demolish 80K SF of structurally obsolescent anchor space to accommodate construction of a 38K SF grocer, a 25K SF Burlington Stores and additional retailers; renovate and remerchandise 13K SF of retail space; and shopping center upgrades including façade and parking renovations, and new pylon signs, landscaping and irrigation	22	Jun-22	17,400	15,200	15%
6	Wynnewood Village - Phase III	Dallas-Fort Worth-Arlington, TX	Relocation and expansion of existing Gambro Healthcare to 14K SF and Mi Doctor to 12K SF; remerchandise existing space with a 15K SF Kid's Empire and a 12K SF Five Below; and shopping center upgrades including façade renovations and parking enhancements	65	Jun-22	7,450	5,500	6%
7	Gateway Plaza - Vallejo	Vallejo, CA	Redevelopment of former Hancock Fabrics with a 13K SF PetSmart; remerchandising small shop space; and shopping center upgrades including façade renovations	53	Sep-22	5,100	1,400	8%
8	Venice Village	North Port-Sarasota-Bradenton, FL	Demolish and rebuild 30-year old 42K SF Publix with a 48K SF Publix prototype; right-size small shop GLA by 3K SF; shopping center upgrades include façade, landscaping and parking enhancements and sustainable features including LED lighting	18	Sep-22	9,500	8,550	10%
9	Braes Heights	Houston-The Woodlands-Sugar Land, TX	Expansion of existing My Salon Suite to 14K SF; remerchandise shopping center with new relevant retailers; and shopping center upgrades including full center façade renovation, parking reconfiguration, pylon sign improvements and new landscaping	6	Sep-22	8,650	6,700	8%
10	Vail Ranch Center	Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken and additional retailers; remerchandise additional small shop space with relevant retailers including a 7K SF My Salon Suite; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Dec-22	8,750	1,650	9%
11	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Dec-22	6,900	500	9%
12	Speedway Super Center - Phase II	Indianapolis-Carmel-Anderson, IN	Redevelopment and rightsize of existing Kohl's to 60K SF to accommodate additional retailers; combine small shop spaces for a 12K SF Department of Motor Vehicles; and shopping center upgrades including façade renovations and parking and lighting enhancements	66	Dec-22	7,700	5,950	10%
13	Fox Run	Washington-Arlington-Alexandria, DC-VA-MD-WV	Redevelopment of former Kmart and Peebles with a 38K SF Big Lots, a 19K SF Planet Fitness, an 18K SF additional junior anchor, a 10K SF Ulta, a 9K SF Five Below and additional retailers; construction of two stand-alone outparcel buildings and one multi-tenant building; and shopping center upgrades including new pylon signage, landscaping and parking enhancements	30	Dec-22	21,400	15,400	8%
14	Laurel Square	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Corrado's and additional retail space; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements and pylon sign upgrades	31	Dec-22	12,550	5,600	10%
15	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Modell's Sporting Goods and adjacent retail space with a 39K SF grocer; lease-up of additional small shop space; and shopping center upgrades, including façade renovations, landscaping and parking reconfiguration	23	Dec-22	10,600	9,250	7%
16	Jester Village	Houston-The Woodlands-Sugar Land, TX	Recapture and redevelopment of former H-E-B and adjacent junior anchor vacancy with a 37K SF fitness tenant and additional retailers; and shopping center upgrades including façade and parking renovations	5	Dec-22	9,400	8,800	9%

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 22

REDEVELOPMENT SUMMARY
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	MSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

17	Village at Mira Mesa - Phase II (3)	San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Mar-23	12,600	11,450	7%
18	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Mar-23	2,150	1,250	15%
19	Dickson City Crossings	Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods and AC Moore with a 41K SF Burlington Stores and additional junior anchors; redevelopment of former Pier 1 outparcel into a multi-tenant building; and shopping center upgrades including partial façade renovations and addition of outdoor seating	29	Jun-23	8,350	3,050	10%
20	Westminster City Center	Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies"R"Us location; backfill of former Golf Galaxy with an entertainment user; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; redevelopment of former Gordmans with a 25K SF buybuy Baby and an additional junior anchor retailer; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Sep-23	12,200	6,350	9%
21	Marco Town Center	Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Sep-23	11,500	8,650	10%
22	Pointe Orlando - Phase I	Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including an 11K SF Hampton Social and a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Dec-23	36,600	24,300	8%
23	Wynnewood Village - Phase IV	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a large-format retail use	65	Dec-23	6,500	1,250	9%
24	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Mar-24	7,150	3,050	8%
25	Shops at Palm Lakes	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage and landscaping and new signage and lighting	27	Sep-24	33,550	18,550	7%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$321,050	$166,050	9%

				Property	Stabilization		Net Project	NOI
	Property Name	MSA	Project Description	Acreage	Quarter		Costs (1,4)	Yield (1,4)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2022
1	Stewart Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment and rightsize of existing Burlington Stores to 65K SF to accommodate addition of a 75K SF Floor & Décor; remerchandise additional small shop space with new relevant retailers; and shopping center upgrades including façade renovations, parking and pylon sign enhancements	13	Mar-22		$15,150	10%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$15,150	10%

(1) Represents gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) NOI yield includes amounts anticipated to be received as part of an executed tax increment financing (TIF) agreement, which may not be received until after the expected stabilization date.
(3) Net project costs exclude $1.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES

	Property Name	MSA	Project Description

MAJOR REDEVELOPMENTS
1	University Mall	Sacramento--Roseville--Arden-Arcade, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa - Phase III	San Diego-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family
4	Mall at 163rd Street	Miami-Fort Lauderdale-West Palm Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Pointe Orlando - Phase II	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center including potential residential component
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create entertainment / restaurant destination
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
11	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
12	Plymouth Square Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandising of shopping center
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with multiple retailers
15	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Springdale - Phase IV	Mobile, AL	Densification of site, including a multi-tenant outparcel development
2	Brea Gateway (1)	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
3	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Redevelopment of existing anchor space for multiple retailers, densification of site
4	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center
5	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
6	Granada Shoppes	Naples-Marco Island, FL	Redevelopment of existing anchor space for multiple retailers
7	Coastal Way	Tampa-St. Petersburg-Clearwater, FL	Redevelopment of existing anchor space for multiple retailers
8	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
9	Mansell Crossing I	Atlanta-Sandy Springs-Roswell, GA	Densification of site, including multi-tenant outparcel development
10	Northside	Dalton, GA	Reposition of former anchor which may include site densification with addition of outparcel pad development
11	Arborland Center	Ann Arbor, MI	Redevelopment and repositioning of shopping center, densification of site
12	Delta Center	Lansing-East Lansing, MI	Redevelopment of existing anchor space for multiple retailers
13	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
14	Parkway Plaza (1)	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
15	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Remerchandise with relevant uses, façade renovation and enhancement of common areas
16	Middletown Plaza	New York-Newark-Jersey City, NY-NJ-PA	Reposition of former anchor outparcel and peripheral façade renovation
17	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
18	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
19	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
20	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center
21	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center

(1) Represents projects added to the pipeline in the quarter ended March 31, 2022

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2021.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2022

PORTFOLIO OVERVIEW
Dollars in thousands, except per square foot amounts

		As of:
		3/31/22	12/31/21	9/30/21	6/30/21	3/31/21

Number of properties		380	382	386	389	389
GLA		67,203,965	67,452,927	67,712,852	67,982,996	68,278,376
Percent billed		88.6%	88.7%	88.2%	88.1%	87.8%
Percent leased		92.1%	92.0%	91.5%	91.1%	90.8%
TOTAL ≥ 10,000 SF		94.4%	94.4%	94.2%	94.0%	93.8%
TOTAL < 10,000 SF		87.0%	86.7%	85.7%	84.8%	84.2%
ABR		$910,758	$900,623	$888,875	$880,335	$875,388
ABR PSF		$15.64	$15.42	$15.25	$15.12	$15.05

PORTFOLIO BY UNIT SIZE AS OF 3/31/22
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	ABR PSF
≥ 35,000 SF	425	24,167,024	36.0%	93.6%	95.3%	$218,906	$10.76
20,000 - 34,999 SF	510	13,379,458	19.9%	89.5%	94.3%	143,132	11.45
10,000 - 19,999 SF	628	8,587,999	12.8%	88.5%	92.1%	113,947	14.81
5,000 - 9,999 SF	1,121	7,731,389	11.5%	83.0%	88.5%	125,268	19.10
< 5,000 SF	6,279	13,338,095	19.8%	81.8%	86.2%	309,505	27.78
TOTAL	8,963	67,203,965	100.0%	88.6%	92.1%	$910,758	$15.64

TOTAL ≥ 10,000 SF	1,563	46,134,481	68.7%	91.5%	94.4%	$475,985	$11.74
TOTAL < 10,000 SF	7,400	21,069,484	31.3%	82.3%	87.0%	434,773	24.56

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$302,998	33%
Grocery / Pharmacy	141,577	16%
General Merchandise (Discount / Dollar)	33,287	4%
Pet	25,714	3%
Financial services	25,273	3%
Medical (essential)	23,222	3%
Home improvement	16,503	1%
Mail / Shipping and Other services	15,081	1%
Other Essential	12,627	1%
Auto	9,714	1%

OTHER	$607,760	67%
Restaurants	137,581	15%
Other Personal Services	64,958	7%
Off-Price Apparel	60,815	7%
Fitness / Sports	49,382	5%
Value Apparel, Shoes, Accessories	44,805	5%
Home Décor	44,174	5%
Other Retail	37,584	4%
General Merchandise (Department, Gift, etc.)	34,291	4%
Electronics & Appliance	26,991	3%
Health & Beauty	26,265	3%
Other Medical	25,303	3%
Entertainment	21,016	2%
Hobby & Crafts	17,260	2%
Liquor	9,314	1%
Other Professional Services	8,021	1%

TOTAL	$910,758	100%

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 27

TOP FORTY RETAILERS RANKED BY ABR
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA	Percent of GLA	ABR	Percent of ABR	ABR PSF
1	The TJX Companies, Inc. (2)	88	2,646,471	3.9%	$31,882	3.5%	$12.05
2	The Kroger Co. (3)	44	2,993,862	4.5%	22,534	2.5%	7.53
3	Burlington Stores, Inc.	33	1,530,790	2.3%	16,641	1.8%	10.87
4	Dollar Tree Stores, Inc. (4)	123	1,428,678	2.1%	16,065	1.8%	11.24
5	Publix Super Markets, Inc.	32	1,430,950	2.1%	14,552	1.6%	10.17
6	Ross Stores, Inc (5)	39	1,022,460	1.5%	12,868	1.4%	12.59
7	L.A Fitness International, LLC	14	566,362	0.8%	10,944	1.2%	19.32
8	Ahold Delhaize (6)	19	1,016,687	1.5%	10,811	1.2%	10.63
9	Albertson's Companies, Inc (7)	14	763,202	1.1%	9,681	1.1%	12.68
10	PetSmart, Inc.	27	594,706	0.9%	9,457	1.0%	15.90

		433	13,994,168	20.7%	155,435	17.1%	11.11

11	Big Lots, Inc.	34	1,097,269	1.6%	8,187	0.9%	7.46
12	PETCO Animal Supplies, Inc. (8)	34	460,390	0.7%	8,145	0.9%	17.69
13	Five Below, Inc.	44	405,883	0.6%	7,668	0.8%	18.89
14	Ulta Beauty, Inc.	29	326,152	0.5%	7,547	0.8%	23.14
15	Kohl's Corporation	12	914,585	1.4%	7,217	0.8%	7.89
16	Party City Holdco Inc.	30	433,780	0.6%	6,421	0.7%	14.80
17	The Michaels Companies, Inc.	22	496,954	0.7%	6,289	0.7%	12.66
18	Amazon.com, Inc. / Whole Foods Market Services, Inc.	10	335,101	0.5%	6,097	0.7%	18.19
19	Bed Bath & Beyond, Inc. (9)	22	547,175	0.8%	5,980	0.7%	10.93
20	Staples, Inc.	23	476,334	0.7%	5,932	0.7%	12.45

		693	19,487,791	28.8%	224,918	24.8%	11.54

21	Office Depot, Inc. (10)	22	466,501	0.7%	5,467	0.6%	11.72
22	Best Buy Co., Inc.	10	408,010	0.6%	5,082	0.6%	12.46
23	Hobby Lobby Stores, Inc.	13	699,959	1.0%	4,961	0.5%	7.09
24	CVS Health	15	222,799	0.3%	4,951	0.5%	22.22
25	JOANN Stores, Inc.	21	410,335	0.6%	4,817	0.5%	11.74
26	JP Morgan Chase & Co.	27	96,393	0.1%	4,518	0.5%	46.87
27	Wal-Mart Stores, Inc. (11)	11	1,194,064	1.8%	4,517	0.5%	3.78
28	Gap, Inc. (12)	13	215,422	0.3%	4,281	0.5%	19.87
29	Harbor Freight Tools	24	411,208	0.6%	4,267	0.5%	10.38
30	The Home Depot, Inc.	5	428,868	0.6%	4,136	0.5%	9.64
31	Walgreens Boots Alliance, Inc.	17	224,475	0.3%	3,749	0.4%	16.70
32	Sally Beauty Holdings, Inc. (13)	86	160,551	0.2%	3,725	0.4%	23.20
33	AMC Entertainment	4	200,955	0.3%	3,579	0.4%	17.81
34	Wakefern Food Corporation (14)	5	267,832	0.4%	3,573	0.4%	13.34
35	Bank of America, NA	25	87,063	0.1%	3,500	0.4%	40.20
36	Designer Brands Inc. (DSW)	12	232,077	0.3%	3,427	0.4%	14.77
37	Barnes & Noble, Inc.	9	203,748	0.3%	3,342	0.4%	16.40
38	DICK's Sporting Goods, Inc. (15)	7	233,976	0.3%	3,308	0.4%	14.14
39	Regal Entertainment Group (16)	3	156,549	0.2%	3,291	0.4%	21.02
40	H.E. Butt Grocery Company	2	151,573	0.2%	3,220	0.4%	21.24

	TOTAL TOP 40 RETAILERS	1,024	25,960,149	38.0%	$306,629	34.0%	$11.81

(1) Includes only locations which are owned or guaranteed by the parent company.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Albertsons-2, Jewel-Osco-2,				(13) Includes Sally Beauty-75, Cosmoprof-10, and Macon Beauty Systems-1.
(2) Includes T.J. Maxx-36, Marshalls-33, HomeGoods-16, Sierra Trading Post-2 and HomeSense-1.		Shop & Save Market-1, and Star Market-1.				(14) Includes ShopRite-3 and PriceRite-2.
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Dillons-1, Food 4 Less-1, Harris Teeter-1		(8) Includes PETCO-33 and Unleashed-1.				(15) Includes Golf Galaxy-4 and DICK'S Sporting Goods-3
Pay Less-1, and Pick 'N Save-1.		(9) Includes Bed Bath & Beyond-14, buybuy Baby-3, Harmon Face Values-3				(16) Includes Regal Cinemas-2 and United Artist Theatres-1.
(4) Includes Dollar Tree-108, Family Dollar-14, and Deal$-1.		and Cost Plus World Market (sublease)-2.
(5) Includes Ross Dress for Less-34 and dd's Discounts-5.		(10) Includes Office Depot-12 and OfficeMax-10.
(6) Includes Giant Food-6, Super Stop & Shop-6, Food Lion-3, Bottom Dollar Food-1, Hannaford-1,		(11) Includes Supercenters-8, Discount Stores-2, and Walmart Neighborhood Market-1.
Stop & Shop-1, and Tops Market-1.		(12) Includes Old Navy-11 and Gap Factory-2.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 28

NEW & RENEWAL LEASE SUMMARY
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/22	374	2,307,147	$35,869	$15.55	$4.68	$1.99	6.4	271	1,775,717	$14.63	$12.93	13.1%
Three months ended 12/31/21	467	2,866,093	47,923	16.72	3.99	2.23	6.3	351	2,241,762	15.90	14.09	12.8%
Three months ended 9/30/21	386	2,770,003	40,269	14.54	3.23	1.43	6.0	285	2,352,283	14.22	12.85	10.7%
Three months ended 6/30/21	396	2,275,255	37,423	16.45	4.75	2.06	6.1	304	1,893,136	15.89	14.45	10.0%
TOTAL - TWELVE MONTHS ENDED 3/31/22	1,623	10,218,498	$161,484	$15.80	$4.11	$1.92	6.2	1,211	8,262,898	$15.14	$13.57	11.6%

	NEW & RENEWAL LEASES ONLY
Three months ended 3/31/22	321	1,390,152	$26,046	$18.74	$7.77	$3.31	7.4	218	858,722	$18.81	$15.93	18.1%
Three months ended 12/31/21	430	2,121,990	40,498	19.08	5.39	3.01	6.9	314	1,497,659	18.84	16.45	14.5%
Three months ended 9/30/21	332	1,719,493	28,570	16.62	5.20	2.31	6.6	231	1,301,773	16.70	14.87	12.3%
Three months ended 6/30/21	361	1,566,061	30,040	19.18	6.91	2.99	6.5	269	1,183,942	19.17	17.32	10.7%
TOTAL - TWELVE MONTHS ENDED 3/31/22	1,444	6,797,696	$125,154	$18.41	$6.18	$2.89	6.8	1,032	4,842,096	$18.34	$16.15	13.6%

NEW LEASES
Three months ended 3/31/22	149	779,954	$13,754	$17.63	$12.46	$5.82	9.0	51	285,463	$16.28	$11.98	35.9%
Three months ended 12/31/21	175	954,979	19,218	20.12	10.90	6.57	10.0	68	381,973	20.58	14.52	41.7%
Three months ended 9/30/21	161	745,712	13,001	17.43	9.62	5.28	8.2	60	327,992	18.82	14.90	26.3%
Three months ended 6/30/21	163	700,175	13,639	19.48	14.44	6.45	9.3	75	328,891	19.93	16.64	19.8%
TOTAL - TWELVE MONTHS ENDED 3/31/22	648	3,180,820	$59,612	$18.74	$11.76	$6.06	9.2	254	1,324,319	$19.06	$14.59	30.6%

RENEWAL LEASES
Three months ended 3/31/22	172	610,198	$12,292	$20.14	$1.78	$0.10	5.3	167	573,259	$20.07	$17.90	12.1%
Three months ended 12/31/21	255	1,167,011	21,280	18.23	0.87	0.10	4.4	246	1,115,686	18.24	17.12	6.5%
Three months ended 9/30/21	171	973,781	15,569	15.99	1.82	0.04	5.3	171	973,781	15.99	14.86	7.6%
Three months ended 6/30/21	198	865,886	16,401	18.94	0.81	0.20	4.3	194	855,051	18.88	17.59	7.3%
TOTAL - TWELVE MONTHS ENDED 3/31/22	796	3,616,876	$65,542	$18.12	$1.27	$0.11	4.8	778	3,517,777	$18.07	$16.73	8.0%

OPTION LEASES
Three months ended 3/31/22	53	916,995	$9,823	$10.71	$—	$—	5.0	53	916,995	$10.71	$10.12	5.8%
Three months ended 12/31/21	37	744,103	7,425	9.98	—	—	4.7	37	744,103	9.98	9.33	7.0%
Three months ended 9/30/21	54	1,050,510	11,699	11.14	—	—	5.0	54	1,050,510	11.14	10.35	7.6%
Three months ended 6/30/21	35	709,194	7,383	10.41	—	—	5.0	35	709,194	10.41	9.64	8.0%
TOTAL - TWELVE MONTHS ENDED 3/31/22	179	3,420,802	$36,330	$10.62	$—	$—	4.9	179	3,420,802	$10.62	$9.92	7.1%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 3/31/22						Twelve Months Ended 3/31/22
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	14%	1,460,777	63%	40%	$9.77	14.5%	14%	6,339,769	62%	43%	$11.00	11.0%
New & Renewal Leases Only	10%	670,112	48%	29%	11.11	32.5%	11%	3,339,002	49%	35%	13.06	14.8%
New Leases	12%	430,245	55%	34%	11.01	60.3%	11%	1,566,997	49%	36%	13.74	43.2%
Renewal Leases	8%	239,867	39%	22%	11.27	14.9%	10%	1,772,005	49%	34%	12.46	4.3%
Option Leases	38%	790,665	86%	70%	8.65	5.6%	44%	3,000,767	88%	72%	8.70	6.5%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	86%	846,370	37%	60%	$25.51	12.1%	86%	3,878,729	38%	57%	$23.66	12.2%
New & Renewal Leases Only	90%	720,040	52%	71%	25.84	13.7%	89%	3,458,694	51%	65%	23.58	12.9%
New Leases	88%	349,709	45%	66%	25.78	21.8%	89%	1,613,823	51%	64%	23.60	22.3%
Renewal Leases	92%	370,331	61%	78%	25.89	11.5%	90%	1,844,871	51%	66%	23.55	10.0%
Option Leases	62%	126,330	14%	30%	23.64	6.7%	56%	420,035	12%	28%	24.36	8.8%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	3/31/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
NEW LEASES
Weighted average over lease term:
Base rent	$20.10	$18.87	$21.65	$18.53	$21.04	$18.15
Tenant improvements and allowances	(1.53)	(1.65)	(1.36)	(1.35)	(1.80)	(1.76)
Third party leasing commissions	(0.65)	(0.63)	(0.68)	(0.57)	(0.70)	(0.55)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	17.92	16.59	19.61	16.61	18.54	15.84
Tenant specific landlord work (1)	(1.41)	(1.57)	(1.02)	(1.35)	(1.83)	(1.31)
NET EFFECTIVE RENT	$16.51	$15.02	$18.59	$15.26	$16.71	$14.53
Net effective rent before tenant specific landlord work /
base rent	89%	88%	91%	90%	88%	87%
Net effective rent / base rent	82%	80%	86%	82%	79%	80%
Weighted average term (years)	9.2	9.0	10.0	8.2	9.3	8.7

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	35%	31%	44%	29%	30%	32%
< 10,000 SF	65%	69%	56%	71%	70%	68%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 3/31/22:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	65	1,659,223	$23,285	$14.03
< 10,000 SF	349	1,072,036	28,397	26.49
TOTAL	414	2,731,259	$51,682	$18.92

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2022 (remaining)	2023	2024+	Total
Projected Lease Commencements	$37,878	$8,140	$5,664	$51,682

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 410 basis points of total portfolio GLA ($51.7M in ABR), 60 basis points ($7.7M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 30

LEASE EXPIRATION SCHEDULE

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	310	914,450	1.5%	1.5%	$15.38	$15.38	14	223,011	0.5%	0.5%	$10.91	$10.91	296	691,439	3.8%	2.7%	$16.82	$16.82
2022	742	3,223,994	5.2%	5.3%	14.93	14.94	64	1,540,296	3.5%	3.0%	9.20	9.20	678	1,683,698	9.2%	7.8%	20.18	20.19
2023	1,184	7,324,065	11.8%	11.7%	14.49	14.51	181	4,709,902	10.8%	10.0%	10.08	10.09	1,003	2,614,163	14.3%	13.5%	22.43	22.48
2024	1,147	8,871,630	14.3%	12.9%	13.29	13.44	183	6,357,457	14.7%	12.8%	9.55	9.56	964	2,514,173	13.7%	13.1%	22.74	23.23
2025	967	7,848,750	12.7%	12.1%	14.05	14.27	187	5,631,831	12.9%	12.5%	10.60	10.68	780	2,216,919	12.1%	11.6%	22.82	23.42
2026	898	7,366,456	11.9%	12.0%	14.82	15.17	175	5,277,144	12.1%	12.0%	10.85	10.93	723	2,089,312	11.4%	11.9%	24.85	25.86
2027	767	7,412,866	12.0%	11.4%	13.99	14.68	173	5,568,033	12.8%	12.7%	10.85	11.14	594	1,844,833	10.1%	10.0%	23.49	25.35
2028	359	3,117,593	5.0%	5.4%	15.90	16.92	76	2,214,748	5.1%	5.3%	11.49	11.96	283	902,845	4.9%	5.6%	26.73	29.09
2029	381	3,926,829	6.3%	6.5%	15.04	16.24	105	3,024,728	6.9%	7.4%	11.66	12.34	276	902,101	4.9%	5.5%	26.38	29.32
2030	287	2,981,411	4.8%	4.8%	14.74	15.85	71	2,246,916	5.2%	5.1%	10.87	11.34	216	734,495	4.0%	4.5%	26.58	29.64
2031	281	2,656,239	4.3%	4.8%	16.33	18.07	69	1,916,667	4.4%	5.2%	12.83	13.88	212	739,572	4.0%	4.3%	25.39	28.93
2032+	557	6,233,340	10.2%	11.6%	16.90	18.77	163	4,833,545	11.1%	13.5%	13.25	14.25	394	1,399,795	7.6%	9.5%	29.49	34.38

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	310	914,450	1.5%	1.5%	$15.38	$15.38	14	223,011	0.5%	0.5%	$10.91	$10.91	296	691,439	3.8%	2.7%	$16.82	$16.82
2022	636	2,194,186	3.5%	3.7%	15.55	15.56	33	773,257	1.8%	1.3%	7.93	7.93	603	1,420,929	7.8%	6.4%	19.70	19.71
2023	896	3,561,747	5.8%	6.4%	16.35	16.38	73	1,566,742	3.6%	3.0%	8.98	9.00	823	1,995,005	10.9%	10.2%	22.13	22.17
2024	783	2,826,574	4.6%	5.5%	17.76	18.13	45	1,114,518	2.6%	2.5%	10.71	10.76	738	1,712,056	9.3%	8.8%	22.36	22.93
2025	602	2,413,643	3.9%	4.7%	17.74	18.21	45	1,031,094	2.4%	2.3%	10.80	10.88	557	1,382,549	7.5%	7.3%	22.90	23.67
2026	542	2,307,238	3.7%	4.6%	17.97	18.75	40	1,019,414	2.3%	2.2%	10.24	10.47	502	1,287,824	7.0%	7.1%	24.09	25.31
2027	494	2,333,656	3.8%	4.6%	17.96	19.35	52	1,130,061	2.6%	2.7%	11.39	11.95	442	1,203,595	6.6%	6.7%	24.12	26.29
2028	311	1,586,663	2.6%	3.2%	18.65	20.28	34	773,056	1.8%	1.9%	11.82	12.63	277	813,607	4.4%	4.7%	25.14	27.55
2029	302	1,447,100	2.3%	3.0%	18.75	20.89	32	630,995	1.4%	1.6%	11.70	12.94	270	816,105	4.5%	4.5%	24.21	27.05
2030	272	1,749,963	2.8%	3.0%	15.45	17.10	40	1,036,624	2.4%	2.2%	10.14	10.84	232	713,339	3.9%	3.8%	23.17	26.20
2031	275	1,884,696	3.0%	3.3%	15.99	18.08	42	1,175,635	2.7%	2.7%	11.13	12.16	233	709,061	3.9%	3.9%	24.05	27.90
2032+	2,457	38,657,707	62.5%	56.5%	13.30	17.03	1,011	33,069,871	75.9%	77.1%	11.09	14.06	1,446	5,587,836	30.4%	33.9%	26.35	34.57

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 3/31/22				71.4%	81.4%

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 31

MAJOR MSA DETAIL
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US MSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US MSAs by 2020 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US MSAs by Population		256	44,593,040	87.5%	91.3%	$632,673	$16.47	67.3%	66.3%	69.4%
	MSAs Ranked 51 - 100 by Population		45	8,300,484	90.3%	93.5%	98,195	13.37	11.8%	12.4%	10.8%
	Other MSAs		79	14,310,441	90.9%	93.5%	179,890	14.41	20.9%	21.3%	19.8%

	TOTAL		380	67,203,965	88.6%	92.1%	$910,758	$15.64	100.0%	100.0%	100.0%

BRIXMOR LARGEST MSAs BY ABR
									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,197,741	86.5%	94.1%	$65,929	$22.38	6.8%	4.8%	7.2%
2	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	8	22	4,062,280	88.3%	91.8%	64,306	19.92	5.8%	6.0%	7.1%
3	Houston-The Woodlands-Sugar Land, TX	5	28	3,782,290	91.1%	92.4%	45,364	13.42	7.4%	5.6%	5.0%
4	Dallas-Fort Worth-Arlington, TX	4	13	2,601,206	86.8%	90.6%	43,696	18.72	3.4%	3.9%	4.8%
5	Chicago-Naperville-Elgin, IL-IN-WI	3	15	3,599,685	78.5%	83.1%	42,211	14.80	3.9%	5.4%	4.6%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,888,045	93.9%	96.3%	40,308	24.16	2.9%	2.8%	4.4%
7	Atlanta-Sandy Springs-Alpharetta, GA	9	23	3,534,898	87.6%	92.2%	39,131	12.38	6.1%	5.3%	4.3%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,778,193	89.1%	91.2%	25,699	16.54	2.9%	2.6%	2.8%
9	Cincinnati, OH-KY-IN	30	7	1,860,331	90.4%	93.0%	23,937	17.82	1.8%	2.8%	2.6%
10	Miami-Fort Lauderdale-Pompano Beach, FL	7	9	1,470,123	80.8%	88.0%	20,273	15.90	2.4%	2.2%	2.2%
	10 Largest MSAs by ABR	—	165	27,774,792	87.1%	91.1%	410,854	17.31	43.4%	41.4%	45.0%

11	Naples-Marco Island, FL	139	5	1,068,981	95.1%	97.3%	18,993	18.55	1.3%	1.6%	2.1%
12	Denver-Aurora-Lakewood, CO	19	6	1,316,148	87.0%	93.1%	17,411	15.31	1.6%	2.0%	1.9%
13	Detroit-Warren-Dearborn, MI	14	8	1,459,631	84.5%	93.9%	16,353	12.94	2.1%	2.2%	1.8%
14	Charlotte-Concord-Gastonia, NC-SC	22	6	1,558,056	93.7%	94.2%	16,350	12.28	1.6%	2.3%	1.8%
15	Orlando-Kissimmee-Sanford, FL	23	5	802,548	85.7%	85.9%	15,995	23.42	1.3%	1.2%	1.8%
16	San Diego-Chula Vista-Carlsbad, CA	17	3	650,747	92.7%	98.7%	15,416	24.50	0.8%	1.0%	1.7%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,085,639	91.7%	93.2%	14,056	15.32	2.1%	1.6%	1.5%
18	Ann Arbor, MI	149	3	820,327	88.5%	89.8%	11,967	16.36	0.8%	1.2%	1.3%
19	San Francisco-Oakland-Berkeley, CA	12	2	506,994	96.4%	97.6%	11,695	29.33	0.5%	0.8%	1.3%
20	Vallejo, CA	122	1	519,324	90.4%	94.6%	10,415	21.38	0.3%	0.8%	1.1%
	20 Largest MSAs by ABR	—	212	37,563,187	87.9%	91.8%	559,505	17.30	55.8%	56.1%	61.3%

21	Binghamton, NY	196	4	751,572	92.8%	93.4%	9,944	14.39	1.1%	1.1%	1.1%
22	North Port-Sarasota-Bradenton, FL	67	5	734,750	86.9%	96.1%	9,881	14.08	1.3%	1.1%	1.1%
23	Allentown-Bethlehem-Easton, PA-NJ	70	3	829,432	94.8%	97.0%	9,776	13.39	0.8%	1.2%	1.1%
24	Port St. Lucie, FL	112	5	688,049	87.2%	91.7%	9,668	15.43	1.3%	1.0%	1.1%
25	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	94.8%	95.2%	9,557	12.58	1.1%	1.2%	1.0%
26	Memphis, TN-MS-AR	43	1	649,252	92.7%	93.5%	9,523	16.71	0.3%	1.0%	1.0%
27	Riverside-San Bernardino-Ontario, CA	13	4	501,668	84.2%	97.7%	9,470	22.12	1.1%	0.7%	1.0%

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 32

MAJOR MSA DETAIL
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST MSAs BY ABR
									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Boston-Cambridge-Newton, MA-NH	11	6	725,395	86.5%	91.0%	9,161	13.89	1.6%	1.1%	1.0%
29	Cleveland-Elyria, OH	34	3	795,777	83.7%	83.9%	8,801	13.28	0.8%	1.2%	1.0%
30	Jacksonville, FL	39	3	695,151	96.0%	99.5%	7,805	11.69	0.8%	1.0%	0.9%
31	Indianapolis-Carmel-Anderson, IN	33	2	726,319	87.5%	91.7%	7,709	11.74	0.5%	1.1%	0.8%
32	Louisville/Jefferson County, KY-IN	46	4	700,165	93.3%	95.9%	7,642	11.69	1.1%	1.0%	0.8%
33	Hartford-East Hartford-Middletown, CT	48	3	584,167	72.9%	72.9%	7,486	17.57	0.8%	0.9%	0.8%
34	Norwich-New London, CT	186	2	433,532	92.3%	92.3%	6,410	16.39	0.5%	0.6%	0.7%
35	Worcester, MA-CT	58	3	515,320	84.7%	94.4%	6,169	15.40	0.8%	0.8%	0.7%
36	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	3	468,481	73.7%	84.8%	6,002	15.66	0.8%	0.7%	0.7%
37	New Haven-Milford, CT	68	4	487,795	82.9%	85.1%	5,915	14.26	1.1%	0.7%	0.6%
38	Greensboro-High Point, NC	76	1	407,244	98.3%	99.4%	5,905	14.59	0.3%	0.6%	0.6%
39	Scranton--Wilkes-Barre, PA	101	2	619,139	90.8%	95.6%	5,852	23.64	0.5%	0.9%	0.6%
40	Wilmington, NC	167	2	379,107	91.4%	98.2%	5,789	15.72	0.5%	0.6%	0.6%
41	Poughkeepsie-Newburgh-Middletown, NY	88	3	399,379	98.0%	99.5%	5,681	14.52	0.8%	0.6%	0.6%
42	Milwaukee-Waukesha, WI	40	4	566,998	85.2%	86.2%	5,663	11.58	1.1%	0.8%	0.6%
43	College Station-Bryan, TX	183	3	433,728	94.0%	95.4%	5,507	16.02	0.8%	0.6%	0.6%
44	Oxnard-Thousand Oaks-Ventura, CA	72	2	319,844	84.2%	85.2%	4,772	18.24	0.5%	0.5%	0.5%
45	Dayton-Kettering, OH	74	1	333,998	97.4%	97.4%	4,462	14.04	0.3%	0.5%	0.5%
46	Mobile, AL	127	1	429,636	84.8%	84.8%	4,396	12.34	0.3%	0.6%	0.5%
47	Spartanburg, SC	158	1	367,090	72.5%	85.1%	4,258	13.82	0.3%	0.5%	0.5%
48	Greenville-Anderson, SC	60	2	220,723	100.0%	100.0%	4,156	19.28	0.5%	0.3%	0.5%
49	Manchester-Nashua, NH	132	2	228,850	96.2%	97.7%	4,126	19.40	0.5%	0.3%	0.5%
50	Fresno, CA	55	1	255,149	97.6%	99.0%	4,111	16.27	0.3%	0.4%	0.5%
	50 Largest MSAs by ABR	—	296	53,609,159	88.2%	91.9%	765,102	16.51	78.3%	79.7%	83.8%

51	Charleston-North Charleston, SC	73	2	498,871	83.2%	83.7%	4,085	9.92	0.5%	0.7%	0.4%
52	Raleigh-Cary, NC	42	2	286,697	80.4%	97.6%	4,071	14.66	0.5%	0.4%	0.4%
53	Boulder, CO	156	1	275,919	84.4%	85.5%	4,008	16.99	0.3%	0.4%	0.4%
54	Panama City, FL	252	2	397,492	95.7%	96.9%	4,003	10.40	0.5%	0.6%	0.4%
55	Columbus, OH	32	3	424,304	90.2%	90.2%	3,971	10.79	0.8%	0.6%	0.4%
56	Kansas City, MO-KS	31	3	448,226	84.6%	87.3%	3,833	9.79	0.8%	0.7%	0.4%
57	Cape Coral-Fort Myers, FL	75	1	281,394	95.0%	98.0%	3,807	14.17	0.3%	0.4%	0.4%
58	Winston-Salem, NC	87	2	354,801	78.1%	85.0%	3,624	12.81	0.5%	0.5%	0.4%
59	Bakersfield, CA	62	1	240,068	97.8%	97.8%	3,615	15.69	0.3%	0.4%	0.4%
60	Hilton Head Island-Bluffton, SC	203	2	231,952	96.1%	97.5%	3,599	15.91	0.5%	0.3%	0.4%
61	Richmond, VA	44	2	229,840	92.2%	93.6%	3,549	16.49	0.5%	0.3%	0.4%
62	Atlantic City-Hammonton, NJ	188	1	179,199	93.1%	93.1%	3,263	19.56	0.3%	0.3%	0.4%
63	Greenville, NC	238	1	233,153	95.5%	95.5%	3,159	14.19	0.3%	0.3%	0.3%
64	Des Moines-West Des Moines, IA	82	2	496,580	94.0%	94.1%	3,131	6.70	0.5%	0.7%	0.3%
65	Springfield, MA	84	2	322,088	88.2%	95.1%	3,067	13.64	0.5%	0.5%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 33

MAJOR MSA DETAIL
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST MSAs BY ABR
									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest MSAs by ABR	MSA Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Virginia Beach-Norfolk-Newport News, VA-NC	37	1	150,300	87.6%	90.3%	2,929	21.82	0.3%	0.2%	0.3%
67	Pittsfield, MA	330	1	188,444	95.3%	96.4%	2,918	16.06	0.3%	0.3%	0.3%
68	Savannah, GA	138	2	221,381	96.2%	96.2%	2,782	13.06	0.5%	0.3%	0.3%
69	Bridgeport-Stamford-Norwalk, CT	59	1	161,075	97.3%	97.3%	2,611	16.66	0.3%	0.2%	0.3%
70	Roanoke, VA	164	2	313,340	93.8%	94.6%	2,526	10.63	0.5%	0.5%	0.3%
71	Hickory-Lenoir-Morganton, NC	147	2	284,984	93.9%	94.3%	2,489	9.26	0.5%	0.4%	0.3%
72	Duluth, MN-WI	171	1	183,105	96.2%	98.0%	2,460	13.71	0.3%	0.3%	0.3%
73	Altoona, PA	343	1	266,512	87.4%	87.4%	2,451	10.63	0.3%	0.4%	0.3%
74	Elkhart-Goshen, IN	220	1	211,680	89.5%	89.5%	2,445	12.90	0.3%	0.3%	0.3%
75	Concord, NH	280	1	192,287	92.5%	97.4%	2,317	13.08	0.3%	0.3%	0.3%
76	Pittsburgh, PA	28	1	202,349	98.8%	100.0%	2,181	12.15	0.3%	0.3%	0.2%
77	Dover, DE	237	1	191,974	97.3%	98.2%	2,180	11.57	0.3%	0.3%	0.2%
78	Flint, MI	134	1	164,632	94.6%	100.0%	2,175	13.30	0.3%	0.2%	0.2%
79	St. Louis, MO-IL	20	2	208,998	95.5%	96.1%	2,152	10.88	0.5%	0.3%	0.2%
80	Austin-Round Rock-Georgetown, TX	29	1	170,605	96.0%	96.0%	2,132	13.01	0.3%	0.3%	0.2%
81	Manhattan, KS	322	1	214,898	99.5%	99.5%	2,107	15.83	0.3%	0.3%	0.2%
82	Trenton-Princeton, NJ	148	1	149,993	74.6%	97.3%	2,095	14.35	0.3%	0.2%	0.2%
83	Tulsa, OK	54	1	193,276	96.7%	100.0%	2,061	10.66	0.3%	0.3%	0.2%
84	Greeneville, TN	481	1	224,139	100.0%	100.0%	2,043	9.31	0.3%	0.3%	0.2%
85	Saginaw, MI	231	1	184,735	98.0%	100.0%	2,007	10.86	0.3%	0.3%	0.2%
86	Santa Maria-Santa Barbara, CA	123	1	179,549	68.5%	88.9%	1,943	13.25	0.3%	0.3%	0.2%
87	Rutland, VT	542	1	223,314	90.0%	90.0%	1,938	9.65	0.3%	0.3%	0.2%
88	Columbus, IN	425	1	142,989	83.2%	97.6%	1,880	13.46	0.3%	0.2%	0.2%
89	Portland-South Portland, ME	106	1	287,533	94.8%	95.5%	1,872	17.62	0.3%	0.4%	0.2%
90	Crestview-Fort Walton Beach-Destin, FL	170	1	158,118	97.6%	97.6%	1,855	12.03	0.3%	0.2%	0.2%
91	California-Lexington Park, MD	354	1	92,335	100.0%	100.0%	1,827	19.79	0.3%	0.1%	0.2%
92	Tucson, AZ	53	1	165,350	67.1%	79.3%	1,810	13.80	0.3%	0.2%	0.2%
93	Toledo, OH	94	1	289,105	83.8%	84.5%	1,762	12.74	0.3%	0.4%	0.2%
94	Ithaca, NY	383	1	204,405	82.6%	94.5%	1,744	9.79	0.3%	0.3%	0.2%
95	Deltona-Daytona Beach-Ormond Beach, FL	86	1	182,054	97.8%	98.9%	1,631	9.06	0.3%	0.3%	0.2%
96	London, KY	292	1	165,826	99.0%	100.0%	1,608	9.70	0.3%	0.2%	0.2%
97	Georgetown, SC	509	1	120,095	95.3%	95.3%	1,557	13.61	0.3%	0.2%	0.2%
98	Durham-Chapel Hill, NC	91	1	97,226	97.8%	97.8%	1,546	16.25	0.3%	0.1%	0.2%
99	Palm Bay-Melbourne-Titusville, FL	96	1	125,392	71.0%	83.9%	1,527	14.52	0.3%	0.2%	0.2%
100	Muskegon, MI	248	1	104,600	96.2%	96.2%	1,513	15.04	0.3%	0.2%	0.2%
	100 Largest MSAs by ABR	—	362	65,126,341	88.7%	92.2%	892,961	15.80	95.3%	96.9%	98.0%

	Other MSAs	—	18	2,077,624	86.2%	86.6%	17,797	10.20	4.7%	3.1%	2.0%

TOTAL		—	380	67,203,965	88.6%	92.1%	$910,758	$15.64	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 34

PROPERTIES BY STATE
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,382,245	88.9%	92.7%	$121,137	$15.89	12.9%	12.5%	13.3%
2	California	28	5,259,234	90.4%	94.7%	103,981	22.49	7.4%	7.8%	11.4%
3	Texas	46	7,072,496	89.9%	92.1%	97,876	15.52	12.1%	10.5%	10.8%
4	New York	27	3,460,688	90.9%	96.2%	67,292	20.78	7.1%	5.1%	7.4%
5	Pennsylvania	25	4,852,491	89.6%	92.7%	65,912	17.77	6.6%	7.2%	7.2%
6	North Carolina	19	3,944,431	91.7%	94.6%	44,530	12.62	5.0%	5.9%	4.9%
7	Georgia	27	4,005,838	88.6%	92.8%	44,091	12.19	7.1%	6.0%	4.9%
8	New Jersey	16	2,817,797	85.1%	91.2%	42,851	17.76	4.2%	4.2%	4.7%
9	Illinois	16	3,687,531	78.7%	83.2%	42,773	14.61	4.2%	5.5%	4.7%
10	Michigan	16	2,996,800	86.1%	91.5%	35,877	13.66	4.2%	4.5%	3.9%
11	Ohio	14	3,016,774	88.7%	89.2%	34,629	14.98	3.7%	4.5%	3.8%
12	Connecticut	11	1,792,065	82.6%	83.2%	23,504	15.87	2.9%	2.7%	2.6%
13	Tennessee	7	1,791,013	95.1%	95.5%	22,120	13.26	1.8%	2.7%	2.5%
14	Colorado	7	1,592,067	86.5%	91.8%	21,419	15.60	1.8%	2.4%	2.4%
15	Massachusetts	10	1,507,803	90.1%	95.2%	19,341	15.25	2.6%	2.3%	2.1%
16	Kentucky	7	1,683,198	93.2%	96.5%	18,646	12.70	1.8%	2.5%	2.0%
17	South Carolina	8	1,438,731	86.1%	89.8%	17,655	13.83	2.1%	2.1%	1.9%
18	Minnesota	9	1,268,744	92.3%	93.9%	16,516	15.06	2.3%	1.9%	1.8%
19	Indiana	5	1,213,015	88.7%	92.9%	13,433	12.02	1.3%	1.8%	1.5%
20	Virginia	6	826,362	85.1%	90.3%	9,926	14.47	1.5%	1.3%	1.1%
21	New Hampshire	5	664,581	85.3%	91.7%	8,417	14.31	1.3%	1.0%	0.9%
22	Maryland	3	427,934	86.9%	91.3%	6,907	18.33	0.8%	0.6%	0.8%
23	Wisconsin	4	566,998	85.2%	86.2%	5,663	11.58	1.1%	0.8%	0.6%
24	Missouri	4	495,523	88.8%	90.4%	4,487	10.09	1.1%	0.7%	0.5%
25	Alabama	1	429,636	84.8%	84.8%	4,396	12.34	0.3%	0.6%	0.5%
26	Kansas	2	376,599	93.7%	95.1%	3,605	12.99	0.5%	0.6%	0.4%
27	Iowa	2	496,580	94.0%	94.1%	3,131	6.70	0.5%	0.7%	0.3%
28	Delaware	1	191,974	97.3%	98.2%	2,180	11.57	0.3%	0.3%	0.2%
29	Oklahoma	1	193,276	96.7%	100.0%	2,061	10.66	0.3%	0.3%	0.2%
30	Vermont	1	223,314	90.0%	90.0%	1,938	9.65	0.3%	0.3%	0.2%
31	Maine	1	287,533	94.8%	95.5%	1,872	17.62	0.3%	0.4%	0.2%
32	Arizona	1	165,350	67.1%	79.3%	1,810	13.80	0.3%	0.2%	0.2%
33	West Virginia	1	75,344	90.7%	90.7%	782	11.44	0.3%	0.1%	0.1%

TOTAL		380	67,203,965	88.6%	92.1%	$910,758	$15.64	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 35

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	429,636	84.8%	$4,396	$12.34	Sam's Club*	Bed Bath & Beyond, Big Lots, Burke's Outlet, Burlington Stores, Conn's HomePlus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Michaels, Shoe Station	-
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,810	13.80	Sam's Club*	Bookmans, CareMore, Defy-Tucson	-
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,615	15.69	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	95.8%	4,368	25.08	Ralphs (Kroger)	Cost Plus World Market, HomeGoods, Rite Aid	-
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	66.6%	2,368	30.00	Trader Joe's*	CVS, Harbor Freight Tools, Pet Supplies Plus	-
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	96.6%	1,434	22.04	Stater Bros.	-	-
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,149	92.7%	2,563	22.45	-	Big Lots, Burlington Stores, Chuze Fitness	-
8	University Mall	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	105,531	31.9%	906	26.91	Trader Joe's	-	-
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	100.0%	1,637	16.60	Vons (Albertsons)	Chuze Fitness	-
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	93.6%	2,909	24.92	Major Market, Trader Joe's	Rite Aid	-
11	Arbor - Broadway Faire (2)	Fresno	CA	Fresno, CA	1995	255,149	99.0%	4,111	16.27	Smart & Final Extra!	PetSmart, The Home Depot, United Artists Theatres	Dick's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	179,549	88.9%	1,943	13.25	ALDI	Boot Barn, Five Below, Harbor Freight Tools, Marshalls, Michaels, Ulta	-
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	92,315	100.0%	1,330	15.25	Grocery Outlet	dd's Discounts (Ross), Sears Outlet	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,390	23.08	Albertsons	Best Buy, CVS, Five Below, Kohl's, Ross Dress for Less	-
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,298	19.04	Barons Market	Crunch Fitness, Dollar Tree	-
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	202,773	100.0%	2,390	11.79	Food 4 Less (Kroger)	Ross Dress for Less, Target	-
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	98.9%	2,826	35.30	-	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	96.9%	8,869	27.84	99 Ranch Market, Trader Joe's	CVS, Macy's Home Store, Restoration Hardware, Total Wine & More	-
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	1984	258,685	83.9%	5,628	25.93	-	Marshalls, Planet Fitness	-
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	100.0%	5,487	32.28	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	-
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,339	27.50	Stater Bros.	-	-
22	Village at Mira Mesa (3)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2022	427,483	99.9%	10,870	26.26	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Mira Mesa Lanes	-
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	100.0%	4,038	24.51	Smart & Final Extra!	Harbor Freight Tools, T.J.Maxx	-
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	91.3%	3,380	33.96	Trader Joe's	Petco, Rite Aid, Ross Dress for less	-
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,600	24.21	El Super, Walmart Supercenter	LA Fitness, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,404	13.16	Vons (Albertsons)	Ace Hardware, Big Lots	-
27	Vail Ranch Center (3)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2022	201,682	96.3%	3,503	24.37	Stater Bros.	Burlington Stores, Five Below, Rite Aid	-
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.2%	1,125	21.76	Ralphs (Kroger)	-	-
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	98.5%	2,235	22.67	Sprouts Farmers Market	-	-
30	Gateway Plaza - Vallejo (3)	Vallejo	CA	Vallejo, CA	2022	519,324	94.6%	10,415	21.39	Costco*	Bed Bath & Beyond, Century Theatres, DSW, Five Below, LA Fitness, Marshalls, Michaels, OfficeMax, Party City, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	821	8.62	King Soopers (Kroger)	Arc	-
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	92.5%	7,177	16.43	King Soopers (Kroger)	2nd & Charles, AMC Theatres, Big Lots, Burlington Stores, buybuy BABY, Goldfish Swim School, Kohl's, Planet Fitness	-
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,121	12.33	King Soopers (Kroger)	Chuze Fitness, Gen X	-
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	121,101	99.3%	1,919	15.97	-	Chuze Fitness	-
35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,682	91.8%	1,056	39.13	King Soopers (Kroger)	Pet Supplies Plus	-
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	85.5%	4,008	17.00	Whole Foods Market, Costco*, SuperTarget*	Goldfish Swim School, Michaels, OfficeMax, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	-

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 36

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

37	Westminster City Center (3)	Westminster	CO	Denver-Aurora-Lakewood, CO	2022	331,128	86.3%	4,317	15.10	-	Barnes & Noble, buybuy BABY, David's Bridal, Five Below, Golf Galaxy, JOANN, Ross Dress for Less, Tile Shop, Ulta	-
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	106,498	93.0%	2,614	26.39	Whole Foods Market	Petco	-
39	Groton Square	Groton	CT	Norwich-New London, CT	1987	196,802	92.1%	2,361	13.02	Super Stop & Shop (Ahold Delhaize)	Kohl's	Walmart
40	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,046	15.19	PriceRite (Wakefern)	-	The Home Depot
41	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	327,775	74.6%	3,321	13.57	Walmart Supercenter*	Ashley Furniture, Bed Bath & Beyond, Cost Plus World Market, DSW, Edge Fitness, Frontera Grill, Hobby Lobby	Best Buy, The Home Depot, Walmart
42	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	55.0%	1,551	18.82	Price Chopper	-	-
43	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,865	69.9%	1,373	18.91	-	Barnes & Noble, Dollar Tree, Five Below, Lumber Liquidators, PetSmart	-
44	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	132,791	86.2%	1,311	11.45	-	Christmas Tree Shops, Montana Nights Axe Throwing, U.S. Furniture	-
45	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	97.3%	2,611	16.66	-	LA Fitness, Marshalls	-
46	Torrington Plaza	Torrington	CT	Torrington, CT	1994	125,496	73.8%	1,082	11.69	-	JOANN, Staples, T.J.Maxx	-
47	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,786	88.9%	2,185	13.74	Super Stop & Shop (Ahold Delhaize)	Dollar Tree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	236,730	92.4%	4,049	19.30	-	Dick’s Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	North Dover Center	Dover	DE	Dover, DE	1989	191,974	98.2%	2,180	11.57	-	Bob's Discount Furniture, Hobby Lobby, Kirkland's, Party City, Staples, T.J.Maxx	-
50	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,394	98.0%	3,807	14.17	Publix	Anthony's Ladies Apparel, Bealls Outlet, Crunch Fitness, Naples Community Hospital, NewSouth Window Solutions, Old Time Pottery	-
51	Coastal Way - Coastal Landing	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	374,598	75.5%	3,995	18.16	-	Bed Bath & Beyond, Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	-
52	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	94.6%	6,599	23.17	Costco*, SuperTarget*	Burlington Stores, David's Bridal, Five Below, Michaels, PetSmart, Ross Dress for Less, Tota Music & Theatre Conservatory	Lowe's
53	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,129	93.1%	3,766	15.32	Publix	Big Lots, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	-
54	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.8%	1,945	24.77	-	Broward County Library, CVS	-
55	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	182,054	98.9%	1,631	9.06	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	-
56	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	97.6%	1,855	12.03	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	-
57	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	936	10.66	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	-
58	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	99.0%	2,503	8.20	-	American Signature Furniture, Bealls Outlet, David's Bridal, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	-
59	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	97.7%	1,877	19.57	-	Dollar Tree, LA Fitness	-
60	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	89.9%	2,357	19.68	Walmart Neighborhood Market	Walgreens	-
61	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	69.1%	1,532	12.55	Publix	Dollar Tree, Petco, Staples	-
62	Marco Town Center (3)	Marco Island	FL	Naples-Marco Island, FL	2022	109,445	88.0%	2,381	24.72	Publix	-	-
63	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	82.4%	3,544	12.89	Walmart Supercenter*	Alex Baklayan, Citi Trends, Ross Dress for Less	The Home Depot
64	Shops at Palm Lakes (3)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2022	215,536	98.1%	4,368	21.13	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	-
65	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,812	94.0%	2,460	13.51	Publix	Burlington Stores, HomeGoods, Planet Fitness	-
66	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,981	100.0%	5,329	17.36	Trader Joe's	Advance Auto Parts, Chuck E. Cheese's, Hobby Lobby, Marshalls, Tuesday Morning, Walgreens	-
67	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	98.7%	3,728	19.05	Publix	Marshalls, Office Depot, PGA TOUR Superstore	-
68	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	99.6%	5,095	21.00	The Fresh Market	Big Lots, Burlington Stores, HomeGoods, Party City, Saks OFF Fifth, Yard House	-
69	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	100.0%	1,137	14.01	Publix	Zone Fitness Club	-
70	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	100.0%	1,103	12.47	Sedano's	Family Dollar	-
71	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,598	18.42	-	Burlington Stores, LA Fitness	Target

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 37

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

72	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.0%	1,089	14.86	Publix	-	-
73	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	72,683	100.0%	1,265	17.40	Seabra Foods	Office Depot	-
74	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2022	414,284	74.0%	9,166	30.54	-	Capital Grille, Cuba Libre, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Regal Cinemas, Rodizio Grill	-
75	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	847	13.12	Publix	-	-
76	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	162,582	93.6%	2,974	20.10	-	Coastal Care, Walgreens	-
77	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	87.4%	1,262	14.61	Publix	Pet Supplies Plus	-
78	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,741	9.18	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	-
79	East Port Plaza (3)	Port St. Lucie	FL	Port St. Lucie, FL	2022	214,489	89.2%	2,725	14.25	Publix	Fortis Institute, Urban Air Adventure Park, Walgreens	-
80	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	100.0%	1,315	13.82	Winn-Dixie (Southeastern Grocers)	Dollar Tree	-
81	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	752	13.19	Winn-Dixie (Southeastern Grocers)	-	-
82	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	97.4%	832	21.67	SuperTarget*	The Zoo Health Club	-
83	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	100.0%	2,752	19.10	Publix	Harbor Freight Tools, Pet Supermarket, Walgreens	-
84	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,168	12.84	Publix	Big Lots, Crunch Fitness, HomeGoods	-
85	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	125,392	83.9%	1,527	14.52	Publix	Home Centric, Planet Fitness	-
86	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	98.4%	2,074	13.44	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	-
87	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	100.0%	4,366	15.92	Publix	Bealls, Bed Bath & Beyond, Michaels, Party City, Petco	-
88	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	84.0%	2,012	17.63	Publix	CVS, Dollar Tree	-
89	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,395	9.44	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	-
90	Tyrone Gardens (3)	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2022	195,214	89.2%	2,095	12.03	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese’s, Crunch Fitness	-
91	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	84.4%	1,807	14.16	Publix	Flooring USA	-
92	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	91.2%	826	8.23	Patel Brothers	Alex Baklayan, Dollar Tree	Walmart
93	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,759	19.19	Publix	Rarehues	-
94	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	100.0%	1,404	16.58	-	Dollar Tree, Lumber Liquidators, Ross Dress for Less	-
95	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	99.0%	2,477	17.16	Publix	Petco, T.J.Maxx, Ulta	-
96	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,052	8.05	Winn-Dixie (Southeastern Grocers)	Lumber Liquidators, Pet Supermarket, T.J.Maxx	-
97	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	87.3%	818	8.53	Publix	American Freight Furniture	-
98	Venice Village (3)	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	92.4%	3,091	19.09	Publix	JOANN, Planet Fitness	-
99	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	280,749	93.8%	3,524	17.78	-	Barnes & Noble, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
100	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,042	87.2%	4,647	12.23	City Farmers Market	Buckhead Fight Club, dd's Discounts (Ross), Happy Land Dresses, NCG Cinemas	-
101	Augusta West Plaza	Augusta	GA	Augusta-Richmond County, GA-SC	2006	170,681	99.2%	1,431	8.45	-	At Home, Dollar Tree, Hibachi Grill & Supreme Buffet, Octapharma	-
102	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	576	8.70	Food Depot	Family Dollar	-
103	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,259	15.93	Publix	-	-
104	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	826	12.28	Publix	-	-
105	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	94.3%	1,254	14.01	Kroger	-	-
106	Northside	Dalton	GA	Dalton, GA	2001	78,878	97.5%	747	10.39	-	America's Thirft Stores, Dollar Tree	-
107	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	947	12.17	Publix	-	-
108	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	97.4%	786	17.35	Kroger*	-	-
109	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,687	10.87	Costco*	American Signature Furniture, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 38

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

110	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	85.5%	1,424	10.94	Food Depot	Staples	-
111	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	2,622	11.98	ALDI	Best Buy, Duluth Trading, Georgia Furniture Mart, Michaels, OfficeMax, PetSmart	-
112	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	92.5%	1,243	13.84	Publix	-	-
113	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	93.7%	1,526	15.38	Publix	-	-
114	The Village at Mableton (3)	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2022	229,013	73.7%	1,503	8.90	-	dd's Discounts (Ross), Dollar Tree, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	-
115	Marshalls at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	54,976	100.0%	658	11.97	-	Marshalls	-
116	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	99.1%	1,328	11.85	Kroger	-	-
117	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	147,538	87.5%	1,876	14.53	Kroger	-	-
118	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	670	9.60	Food Depot	-	-
119	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,687	96.6%	1,992	19.16	-	My Salon Suites	-
120	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	91.7%	1,044	12.19	-	PGA TOUR Superstore	-
121	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	78.2%	2,414	11.21	Publix	TK Volleyball	-
122	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	97.3%	1,700	14.57	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
123	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.3%	3,044	16.81	Kroger	-	-
124	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	346,471	99.4%	2,281	6.63	Walmart Supercenter	Conn's Home Plus, Harbor Freight, NCG Cinemas	-
125	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	94.9%	1,082	11.24	Kroger	-	-
126	Haymarket Mall	Des Moines	IA	Des Moines-West Des Moines, IA	1979	226,875	90.3%	1,354	6.61	-	Burlington Stores, Harbor Freight Tools, Hobby Lobby	-
127	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	97.4%	1,777	6.77	Price Chopper	Big Lots, Genesis Health Club, Many Hands Thrift, Northern Tool + Equipment, Office Depot	-
128	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	98.3%	3,795	19.34	Trader Joe's	Chuck E. Cheese's, Kirkland's, Petco, Ulta	-
129	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	96.0%	2,040	14.01	-	XSport Fitness	Kohl's
130	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	99.5%	2,423	12.40	Shop & Save Market	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	-
131	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	96.2%	4,589	15.81	-	KPot Korean BBQ & Hot Pot, Marshalls, Ross Dress for Less, The Home Depot, XSport Fitness	-
132	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	84.3%	5,542	12.95	-	AMC Theatre, At Home, Burlington Stores, Five Below, Party City, PetSmart, Planet Fitness, Ross Dress for Less	-
133	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	77.3%	2,210	10.47	Jewel-Osco (Albertsons)	Burlington Stores	Hobby Lobby
134	Elk Grove Town Center	Elk Grove Village	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	61,609	98.9%	1,233	21.00	-	Dollar Tree, Walgreens	-
135	Freeport Plaza	Freeport	IL	Freeport, IL	2000	87,846	86.9%	562	7.36	Cub Foods (United Natural Foods Inc.)	-	-
136	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	75.5%	1,926	14.86	-	Best Buy, Painted Tree Marketplace, PetSmart	-
137	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	80.4%	1,357	15.82	Sunset Foods	-	-
138	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	64.4%	1,957	12.67	-	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	-
139	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	95.2%	1,775	16.61	Jewel-Osco	Planet Fitness	-
140	Westridge Court (2)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	682,650	70.3%	6,959	14.76	-	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Edge Fitness, La-Z-Boy Furniture, Painted Tree Marketplace, Party City, Star Cinema Grille, Ulta	-
141	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	81.1%	1,469	17.79	Whole Foods Market	-	-
142	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.8%	1,915	17.67	-	Asian Grill Sushi Buffet, LA Fitness, Regal Cinemas	-
143	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	236,773	79.1%	3,021	16.13	TBA	Burlington Stores, Planet Fitness, Tile Shop	-
144	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	94.9%	1,327	10.70	-	Godby Home Furnishings, Ollie's Bargain Outlet	-
145	Columbus Center	Columbus	IN	Columbus, IN	1964	142,989	97.6%	1,880	13.47	-	Burlington Stores, Five Below, OfficeMax, Pet Supplies Plus, T.J.Maxx, Ulta	Target
146	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	211,680	89.5%	2,445	12.90	Walmart Supercenter*	Burlington Stores, JOANN, Ross Dress for Less, Staples	-

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 39

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

147	Speedway Super Center (3)	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	595,550	91.0%	6,382	11.99	Kroger	Burlington Stores, Harbor Freight Tools, Kohl's, Oak Street Health Center, Petco, Ross Dress for Less, Sears Outlet, T.J.Maxx	-
148	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,399	10.60	Pay Less (Kroger)	-	-
149	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	89.4%	1,498	10.37	Hy-Vee	-	-
150	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	99.5%	2,107	15.83	Dillons (Kroger)	Bellus Academy, JOANN, Marshalls	-
151	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	99.1%	1,092	8.45	-	At Home, Staples	-
152	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	686,741	95.9%	8,304	16.01	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, David's Bridal, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sierra Trading Post, Staples, T.J.Maxx	-
153	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,374	95.2%	1,936	10.28	-	King Pin Lanes, Louisville Athletic Club	-
154	London Marketplace	London	KY	London, KY	1994	165,826	100.0%	1,608	9.70	Kroger	Goody's, Kohl's, Marshalls, Planet Fitness	-
155	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	100.0%	2,103	12.03	Kroger	Petco	-
156	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	88.0%	1,523	11.58	Kroger	-	-
157	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,080	13.09	Kroger Marketplace	-	-
158	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	141,451	96.7%	1,094	7.99	America's Food Basket	Citi Trends, Crunch Fitness, Jerusalem Discount Furniture	-
159	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	1,987	29.55	-	Golf Galaxy, Staples	Duluth Trading Co.
160	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	93.1%	1,675	13.53	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	-
161	WaterTower Plaza (3)	Leominster	MA	Worcester, MA-CT	2022	284,757	91.7%	3,403	13.57	TBA	Barnes & Noble, Michaels, Party City, Petco, Staples, The Paper Store, T.J.Maxx	-
162	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	100.0%	367	14.38	Hannaford Bros. (Ahold Delhaize)*	-	Walmart
163	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,412	18.94	Stop And Compare	Crunch Fitness, Rainbow Shops	-
164	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	100.0%	2,694	14.74	Star Market (Albertsons)	Marshalls, Ocean State Job Lot, The Paper Store	-
165	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	96.4%	2,918	16.06	Market 32	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
166	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	98.2%	1,392	13.76	ALDI	Five Below, Ocean State Job Lot, Staples, T.J.Maxx	-
167	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	97.4%	2,399	19.31	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	-
168	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,827	19.79	-	Best Buy, Old Navy, Petco, Ross Dress for Less	-
169	Campus Village Shoppes	College Park	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	1986	25,528	91.4%	864	37.04	-	-	-
170	Fox Run (3)	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	310,071	88.7%	4,216	16.14	Giant Food (Ahold Delhaize)	Big Lots, Five Below, JOANN, Planet Fitness, Ross Dress for Less, Ulta	-
171	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	95.5%	1,872	17.62	-	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	-
172	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	91.8%	6,698	18.36	Kroger	Bed Bath & Beyond, DSW, Gardner White Furniture, Marshalls, Michaels, Nordstrom Rack, Ulta	-
173	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	294,029	84.8%	4,354	17.45	Plum Market	Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	-
174	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	93.0%	957	12.06	Busch’s Fresh Food Market	Ace Hardware	-
175	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	98.0%	853	11.01	-	Dollar Tree, Ollie's Bargain Outlet, True Value	-
176	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,175	13.30	VG's Food (SpartanNash)	Dunham's Sports, Glik's	Five Below, Michaels, T.J.Maxx
177	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	80.7%	662	8.25	D&W Fresh Market (SpartanNash)	-	-
178	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	163,346	63.3%	1,200	11.89	-	Bed Bath & Beyond, DXL Destination XL, Planet Fitness	-
179	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,513	15.04	-	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
180	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	303,883	98.2%	3,202	10.73	Prince Valley Market	Burlington Stores, Citi Trends, Dollar Tree, Lincoln Behavioral Services	-
181	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,276	92.4%	6,582	20.10	TBA	DSW, Emagine Theatre, Five Below, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
182	Fashion Corners	Saginaw	MI	Saginaw, MI	2004	184,735	100.0%	2,007	10.86	-	Bed Bath & Beyond, Best Buy, Dunham's Sports, Guitar Center, Harbor Freight Tools	-

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 40

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

183	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	100.0%	1,284	12.62	-	Citi Trends, Party City, Planet Fitness	Burlington Stores
184	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	948	9.33	Dream Market	O'Reilly Auto Parts	-
185	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,111	7.18	-	Amish Direct Furniture, Bed Bath & Beyond, Dunham's Mega Sports, Urban Air Adventure Park	-
186	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	162,874	75.8%	1,416	11.48	-	Bed Bath & Beyond, Crunch Fitness, Party City, Petco	Burlington Stores, Target
187	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	95.4%	915	7.82	Save-A-Lot	Big Lots, Dollar Tree, Planet Fitness	-
188	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,243	97.2%	2,306	19.10	SuperTarget*	Best Buy, Dollar Tree, Walgreens	-
189	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,246	13.55	Cub Foods (United Natural Foods Inc.)	-	-
190	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	98.0%	2,460	13.71	-	Best Buy, David's Bridal, HomeGoods, JOANN, T.J.Maxx	-
191	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	93.8%	1,823	22.11	Cub Foods (United Natural Foods Inc.)*	Bethesda Thrift, Goldfish Swim School	-
192	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	95.3%	2,304	11.32	-	Marshalls, Michaels	-
193	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	81,506	94.1%	1,018	19.52	ALDI, Cub Foods (Jerry's Foods)*	Dollar Tree	-
194	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.1%	1,901	16.49	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	-
195	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.9%	2,345	13.15	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Planet Fitness, T.J.Maxx	-
196	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,113	15.23	Festival Foods	Dollar Tree	-
197	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	96.5%	1,684	13.01	ALDI	Michaels, Party City, Petco, Tuesday Morning	-
198	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	78.6%	1,210	9.52	Price Chopper	-	-
199	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	96.1%	1,125	9.38	Price Chopper	-	-
200	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	468	6.85	Schnucks	-	-
201	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,572	15.05	-	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	-
202	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	281,924	95.0%	4,192	15.65	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, Staples	-
203	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	98.2%	2,033	8.58	Patel Brothers	Big Lots, Gabriel Brothers, The Home Depot, Value City Furniture	-
204	Macon Plaza	Franklin	NC	—	2001	92,583	75.6%	503	18.09	Food Lion (Ahold Delhaize)	-	-
205	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	96.2%	2,499	14.43	LIDL	Burn Boot Camp, Citi Trends, Harbor Freight Tools, OfficeMax, PetSmart	Target, The Home Depot
206	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	92.5%	3,795	14.39	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Partners in Primary Care, Ross Dress for Less, Skechers	-
207	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	99.4%	5,905	14.59	-	Burlington Stores, Christmas Tree Shops, Dick's Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Rainbow Shops, Ross Dress for Less, Ulta	Target
208	University Commons	Greenville	NC	Greenville, NC	1996	233,153	95.5%	3,159	14.19	Harris Teeter (Kroger)	Barnes & Noble, Overstock Furniture & Mattress, Petco, T.J.Maxx	Target
209	Valley Crossing	Hickory	NC	Hickory-Lenoir-Morganton, NC	2014	191,431	98.8%	1,821	9.63	-	Academy Sports + Outdoors, American Freight Furniture, Dollar Tree, Harbor Freight Tools, Ollie's Bargain Outlet	-
210	Kinston Pointe	Kinston	NC	Kinston, NC	2001	250,580	99.1%	1,094	4.41	Walmart Supercenter	Dollar Tree	-
211	Magnolia Plaza	Morganton	NC	Hickory-Lenoir-Morganton, NC	1990	93,553	85.2%	668	8.38	-	Big Lots, Harbor Freight Tools	Rural King
212	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.8%	1,546	16.25	-	Person County Health & Human Services	-
213	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.7%	4,182	12.12	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	-
214	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	127,926	90.0%	1,537	13.34	Walmart Supercenter*	Big Lots, Burkes Outlet	Tractor Supply Co.
215	Anson Station	Wadesboro	NC	Charlotte-Concord-Gastonia, NC-SC	1988	132,353	77.9%	611	5.93	Food Lion (Ahold Delhaize)	Rose's, Tractor Supply Co.	-
216	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	96.2%	2,014	14.97	-	Burlington Stores, PetSmart, PopShelf, Sportsmans Warehouse	Target
217	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.3%	3,775	16.15	Lowes Foods	HomeGoods, Sketchers, T.J.Maxx	-

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 41

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

218	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	282,493	81.2%	2,669	12.68	Super Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot	-
219	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	955	13.21	-	Chef Store, Golf Galaxy, Mattress Firm	-
220	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	97,602	94.5%	1,613	17.48	-	Bed Bath & Beyond, Boston Interiors	-
221	Capitol Shopping Center	Concord	NH	Concord, NH	2001	192,287	97.4%	2,317	13.08	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	-
222	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,513	20.87	Patel Brothers	New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
223	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	91,690	54.5%	363	7.26	-	JOANN, The Zoo Health Club	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
224	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	97.8%	1,611	10.86	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	-
225	Laurel Square (3)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	245,984	93.8%	1,999	8.67	Corrado's Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	-
226	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	96.0%	4,557	23.50	ShopRite	Burlington Stores, Planet Fitness, Ross Dress For Less	-
227	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	-	-
228	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,532	92.2%	3,172	15.05	LIDL	Big Lots, Five Below, LA Fitness, Ross Dress for Less	-
229	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,095	14.35	Grocery Outlet	2nd Ave, Crab Du Jour, Dollar Tree, Family Dollar, Planet Fitness, Rothman Orthopaedic Institue	-
230	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	88.4%	1,466	13.03	Super Stop & Shop (Ahold Delhaize)	Pet Supplies Plus	-
231	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	95.8%	7,199	22.36	Sprouts Farmers Market	Burlington Stores, DSW, HomeGoods, Michaels, T.J. Maxx	-
232	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2001	197,066	54.9%	2,212	20.94	-	Petco	-
233	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	94.9%	1,259	29.00	ShopRite	-	-
234	Old Bridge Gateway (3)	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	99.3%	4,615	18.26	Bhavani Food Market, TBA	Marshalls, Pep Boys, Petco, Robert Wood Johnson Fitness	-
235	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	100.0%	2,939	18.42	-	Blink Fitness (Equinox), HomeGoods, Marshalls	-
236	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,822	69.6%	1,257	13.20	ShopRite*	PetSmart, Planet Fitness	-
237	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,199	93.1%	3,263	19.56	ShopRite	Dollar Tree, Staples	-
238	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	95.0%	560	16.28	ShopRite	-	-
239	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	96.5%	1,478	17.46	-	Dollar Tree, Jersey Strong	-
240	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	93.0%	3,315	16.48	Walmart Supercenter*	Dollar Tree, Marshalls, Ross Dress for Less, Staples, Ulta	-
241	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	100.0%	2,904	32.37	ALDI	T.J.Maxx	-
242	Unity Plaza	East Fishkill	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,462	21.67	Acme (Albertsons)	True Value	-
243	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	87.4%	1,644	22.91	BJ's Wholesale*, TBA	Five Below	Kohl's, Walmart
244	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	94.4%	2,101	28.72	Stop & Shop*, Wild by Nature Market*	Ace Hardware	Rite Aid
245	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	207,893	99.0%	4,076	19.80	-	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites	-
246	Dalewood I, II & III Shopping Center	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	194,441	98.5%	6,887	36.75	H-Mart	Christmas Tree Shops, T.J.Maxx, Ulta	-
247	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	94.5%	1,744	9.79	ALDI	Big Lots, Dollar Tree, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	-
248	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,636	22.66	Key Food Marketplace	T.J.Maxx	-
249	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	623	36.65	Trader Joe's	-	-
250	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,526	24.65	KolSave Market*	Advance Auto Parts, Dollar Tree, Planet Fitness	-
251	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,451	39.79	North Shore Farms	CVS	-
252	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,332	15.77	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	-
253	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	99.0%	2,234	11.08	-	Big Lots, Citi Trends, David's Bridal, Hobby Lobby	-
254	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	100.0%	1,985	16.27	ShopRite	Better Lifestyle Club, U.S. Post Office	-

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 42

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

255	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	262,364	92.2%	5,806	25.87	A Matter of Health, TBA	Barnes & Noble, Marshalls, Petco, Quality Furniture & Electronic	-
256	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,429	92.3%	1,391	38.24	-	Harmon Discount	-
257	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	92.4%	3,168	26.38	-	Dollar Tree, HomeGoods	-
258	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,044	20.62	Fine Fare	CVS, T.J.Maxx	-
259	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,017	25.12	Costco*	HomeSense, Marshalls, Petsmart, Ulta	-
260	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,280	29.01	-	HomeGoods, Rite Aid	-
261	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2013	188,214	97.6%	3,419	22.12	ShopRite	Wren Kitchens	Firestone
262	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	89.2%	1,882	13.13	-	Olum's Furniture & Appliances, Staples	-
263	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,214	10.69	-	Bed Bath & Beyond, Kohl's, PetSmart	Target
264	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	93.9%	1,531	17.67	-	HomeGoods, Michaels, Old Navy	-
265	Town Square Mall (2)	Vestal	NY	Binghamton, NY	1991	291,346	90.9%	4,317	16.99	Sam's Club*, Walmart Supercenter*	AMC Vestal Town Square 9, Barnes & Noble, Dick's Sporting Goods, Dollar Tree, DSW, T.J.Maxx, Ulta	-
266	The Plaza at Salmon Run	Watertown	NY	Watertown-Fort Drum, NY	1993	68,761	94.1%	728	11.25	Hannaford Bros. (Ahold Delhaize)	Red Robin Gourmet Burger	Lowe's, Runnings
267	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,890	33.19	H-Mart	-	-
268	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	143,282	97.7%	2,146	15.90	Giant Eagle	-	The Home Depot
269	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	223,843	94.5%	2,626	19.03	Kroger	Petco, Planet Fitness, Rainbow Shops	-
270	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,411	100.0%	1,529	9.24	Kroger	Pet Supplies Plus, Salvation Army	-
271	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,356	80.5%	3,310	16.23	Fresh Thyme Farmers Market	HomeGoods, LA Fitness, Pet Supplies Plus, T.J.Maxx	-
272	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	96.5%	4,826	21.63	-	Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
273	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	97.8%	1,231	37.79	Kroger	-	-
274	Brice Park	Columbus	OH	Columbus, OH	1989	147,800	92.7%	1,368	10.52	-	Ashley Furniture, Citi Trends, Dollar Tree, Michaels	-
275	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	93.4%	1,397	10.32	Kroger	Dollar Tree, Planet Fitness	-
276	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	83.9%	1,206	11.78	Kroger	-	-
277	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	97.4%	4,462	14.04	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, Petsmart, Value City Furniture	-
278	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	78.8%	5,498	11.98	BJ's Wholesale Club*, Giant Eagle, Marc's	Cleveland Furniture Bank, JOANN, Marshalls, Party City, UFC Gym	-
279	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	98.2%	1,157	16.84	-	Ollie's Bargain Outlet, Sears Outlet	-
280	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,167	83.1%	2,111	34.44	Kroger	-	-
281	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	84.5%	1,762	12.75	Kroger	Big Lots, Crunch Fitness, Harbor Freight Tools	-
282	Marketplace	Tulsa	OK	Tulsa, OK	1992	193,276	100.0%	2,061	10.66	-	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, PetSmart	Best Buy
283	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	89.6%	2,419	19.23	Giant Food (Ahold Delhaize)	CVS, Dollar Tree	-
284	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	266,512	87.4%	2,451	10.63	Weis Markets	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park	-
285	Bethel Park Shopping Center	Bethel Park	PA	Pittsburgh, PA	1965	202,349	100.0%	2,181	12.15	Giant Eagle	Pep Boys, Walmart	-
286	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	98.2%	4,200	14.35	Giant Food (Ahold Delhaize)	Aetna, Big Lots, Citi Trends, Dollar Tree, Mega Marshalls, PetSmart, Rite Aid, Staples, Wines & Spirits Shoppe	-
287	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	88.6%	2,006	8.92	-	Complete Liquidators, Dollar Tree, Family Dollar, Ollie's Bargain Outlet	-
288	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	63.2%	334	11.48	-	-	-
289	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	89.0%	2,478	19.38	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	-
290	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	110,430	83.4%	1,605	17.43	Kimberton Whole Foods	Pep Boys, Rascal Fitness	-
291	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1959	235,264	79.3%	3,841	20.60	Weis Markets	REI	-
292	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,170	28.41	Giant Food (Ahold Delhaize)	-	-

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 43

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

293	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	105,086	26.8%	566	20.06	-	-	-
294	Dickson City Crossings (3)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2022	312,699	92.0%	3,323	19.08	-	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, The Home Depot, T.J.Maxx	-
295	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	99.0%	3,683	15.65	-	Kohl's, Marshalls, Regal Cinemas	-
296	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	98.0%	1,346	18.26	-	Dollar Tree, Ross Dress for Less, Tuesday Morning, U.S. Post Office	-
297	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	90.5%	986	20.03	Weis Markets*	-	-
298	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	224,585	86.5%	6,716	35.59	McCaffrey's	Ulta	-
299	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,023	28.43	-	Dollar Tree, Target, Wine & Spirits Shoppe	-
300	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	581,434	97.7%	8,854	34.74	Sprouts Farmers Market	LA Fitness, Macy's, Rainbow Shops, Ross Dress For Less	-
301	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,252	7.09	Redner's Warehouse Market	Big Lots, Staples	-
302	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,669	11.35	ALDI	Big Lots, Dollar Tree, Planet Fitness, Rite Aid	-
303	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	458	10.98	Fresh Grocer (Wakefern)*	EZ Bargains, Rent-A-Center, Super Dollar City	-
304	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,817	17.46	ShopRite	Harbor Freight Tools, Old Navy, Party City, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
305	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	100.0%	848	13.38	Giant Food (Ahold Delhaize)	Penn State Health	-
306	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	98.9%	3,157	10.13	Redner's Warehouse Market	Dollar Tree, Gabe's, Mavis Discount Tires, PetSmart, Ross Dress for Less, Staples	-
307	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.2%	2,529	34.46	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	-
308	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	96.6%	2,667	16.57	Kroger	K1 Speed	-
309	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	100.0%	1,674	19.79	Lowes Foods	-	-
310	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	100.0%	932	14.27	-	-	-
311	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	98.0%	1,760	10.49	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Tuesday Morning	-
312	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	76.1%	2,325	9.52	-	Gold's Gym, New Spring Church, New York Beauty and Fashion, Sears Outlet	-
313	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	95.3%	1,557	13.61	Publix	Petco, T.J.Maxx, Tuesday Morning	-
314	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,482	18.95	-	Ross Dress for Less, T.J.Maxx	Target
315	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2022	367,090	85.1%	4,258	13.82	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	-
316	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	88.7%	2,790	11.83	ALDI	At Home, Big Lots, Carbon Athletics, Franklin Athletic Club	-
317	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	100.0%	4,215	12.72	-	Family Leisure, Goldfish Swim School, Grace Church Nashville, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	-
318	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	100.0%	2,043	9.31	-	Belk, Burkes Outlet, Five Below, Hobby Lobby, Marshalls, Ross Dress for Less	-
319	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	997	8.35	-	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	-
320	The Commons at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	93.5%	9,523	16.71	-	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Dave & Busters, David's Bridal, DSW, Office Depot, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
321	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	92.4%	1,405	13.33	Kroger	Aaron's	-
322	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	100.0%	1,147	13.21	Kroger	-	Walgreens
323	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.0%	2,132	13.01	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Mega Furniture, Planet Fitness	-
324	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	90.1%	1,336	15.46	-	24 Hour Fitness	-
325	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	698	9.89	El Ahorro Supermarket	Dollar Tree, Family Dollar	-
326	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	88.8%	951	7.82	-	Tops Printing	-
327	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.7%	3,138	18.27	-	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 44

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

328	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	98.1%	1,418	28.11	Kroger	CVS	-
329	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	100.0%	1,177	13.90	-	Crunch Fitness, Dollar Tree, Tuesday Morning	-
330	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	97.4%	2,454	26.42	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	-
331	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	34.8%	335	14.81	-	Family Dollar	-
332	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	98.2%	756	11.16	-	Canales, Family Dollar	-
333	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	97.0%	474	10.74	-	Big Lots, O'Reilly Auto Parts	-
334	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	89.9%	1,195	12.86	El Rio Grande Latin Market	Family Dollar	-
335	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2022	464,995	93.1%	6,346	14.94	El Rancho, Kroger	Fallas, Five Below, Kids Empire, LA Fitness, Mi Doctor, Ross Dress for Less	-
336	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.9%	1,139	9.94	Food Town	Burkes Outlet, Walgreens	-
337	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	793,217	90.6%	15,849	22.04	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PopShelf, Ross Dress for Less, T.J.Maxx	-
338	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	92.0%	1,800	11.47	Tom Thumb (Albertsons)	Fan Boys, Goody Goody Wine & Spirits	-
339	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	92.5%	3,846	21.05	Tom Thumb (Albertsons)	DSW, Ulta	-
340	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,306	14.68	Truong Nguyen Grocer	-	-
341	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.8%	1,213	12.36	-	Painted Tree Marketplace, Planet Fitness	-
342	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	100.0%	816	11.39	Kroger	-	-
343	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	97.0%	1,031	30.46	Kroger	-	-
344	Braes Heights (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	95.9%	2,603	29.44	-	CVS, I W Marks Jewelers, My Salon Suites	-
345	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,382	96.3%	687	7.81	Food Town	-	-
346	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	959	13.29	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	-
347	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,402	15.61	ALDI	24 Hour Fitness, Mr. Gatti's Pizza, Spec's Liquors	-
348	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	94.7%	2,201	11.17	El Rancho	Big Lots, Conn's	-
349	Jester Village (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	88.4%	1,244	22.45	-	24 Hour Fitness	-
350	Jones Plaza (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	111,206	85.9%	1,078	11.28	La Michoacana Supermarket	Aaron's, Fitness Connection	-
351	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	98.4%	1,554	9.30	-	Big Lots, Hobby Lobby, Octapharma	-
352	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	97.0%	928	9.64	Foodarama	Burke's Outlet, Kids Empire	-
353	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,451	97.5%	3,546	14.75	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less, Tuesday Morning	-
354	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	40,244	100.0%	472	11.73	El Rancho*	Affordable Furniture, Firestone, TitleMax	-
355	Northshore	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	223,954	91.7%	2,937	14.54	Sellers Bros.	Conn's, Dollar Tree, Oak Street Health, Office Depot	-
356	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.8%	2,445	14.17	El Rancho	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	-
357	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,704	84.2%	1,631	11.02	-	24 Hour Fitness, Floor & Décor	-
358	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	96.9%	3,406	24.03	H-E-B	-	-
359	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	83,343	97.9%	1,306	16.15	ALDI	Dollar Tree, Party City, Salon In The Park	-
360	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	97.2%	2,402	10.06	Fiesta Mart	King Dollar, Marshalls, Sanitas Medical Center	-
361	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,080	15.70	Kroger	LA Fitness	-
362	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	186,732	85.4%	1,778	11.52	Kroger	Burkes Outlet	-
363	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	94.9%	1,333	8.98	Kroger	American Freight Furniture, Harbor Freight Tools, Walgreens	-
364	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	142,058	93.6%	2,873	22.54	Central Market (H-E-B)	-	-
365	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2022	256,343	84.0%	5,249	24.37	-	Gap Factory Store, HomeGoods, Petco, Rollie Pollies Gymnastics Center	-
366	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	96.5%	1,418	12.08	El Rancho	Family Dollar	-

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 45

PROPERTY LIST
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Metropolitan Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1)	Other Major Tenants	Major Tenants

367	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,922	91.3%	2,128	10.48	Kroger	Conn's, Harbor Freight Tools, Planet Fitness	-
368	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	32.8%	806	24.40	-	-	-
369	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	74.3%	922	9.34	-	Ollie's Bargain Outlet, Tractor Supply Co.	-
370	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,620	93.0%	2,091	15.88	-	Gold's Gym, Hobby Lobby	Kohl's
371	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	88,220	94.6%	1,458	17.47	-	2nd & Charles, Chuck E. Cheese's	-
372	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	91.9%	1,091	14.30	Kroger	Hamrick's	-
373	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,435	8.89	-	Dollar Tree, Kohl's, PetSmart	-
374	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,300	90.3%	2,929	21.82	Trader Joe's	JOANN, PetSmart, Ulta	-
375	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	90.0%	1,938	9.65	Price Chopper	Dollar Tree, T.J.Maxx, Walmart	-
376	Spring Mall	Greenfield	WI	Milwaukee-Waukesha, WI	2003	45,920	31.3%	144	10.01	-	-	Walgreens
377	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	219,230	87.3%	3,159	16.50	Sendik's Food Market	Bed Bath & Beyond, Marshalls	-
378	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	94.7%	934	10.03	Pick 'n Save (Kroger)	-	-
379	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,545	93.4%	1,426	7.51	-	Hobby Lobby, Kohl's	-
380	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	90.7%	782	11.44	-	Office Depot, O'Reilly Auto Parts	-

	TOTAL PORTFOLIO					67,203,965	92.1%	$910,758	$15.64

(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.

Supplemental Disclosure - Three Months Ended March 31, 2022	Page 46